SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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☐           Preliminary Proxy Statement

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☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material under §240.14a-12

Capitol Bancorp Ltd.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Capitol Bancorp Center
200 Washington Square North, Fourth Floor
Lansing, Michigan  48933
517-487-6555

Dear Shareholder:

You are cordially invited to attend a special meeting (the “Special Meeting”) of shareholders of Capitol Bancorp Limited (“Capitol”).  The Special Meeting will be held at 2:00 p.m., local time, on January 31, 2011 at Capitol’s headquarters on the second floor of the Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan. At the Special Meeting, Capitol will seek shareholder approval of (i) an amendment to Capitol’s Articles of Incorporation to increase the number of authorized shares of capital stock from 70,000,000 to 1,520,000,000 (1,500,000,000 of which are shares of common stock), (ii) the issuance of up to 170,000,000 shares of Capitol’s common stock in exchange for outstanding trust-preferred securities issued by Capitol Trust I, Capitol Trust II, Capitol Trust III, Capitol Trust IV, Capitol Trust VI, Capitol Trust VII, Capitol Trust VIII, Capitol Trust IX, Capitol Trust X, Capitol Trust XI and Capitol Trust XII (the “TruPS Exchange Offer”), in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual, (iii) the issuance of up to 13,000,000 shares of Capitol’s common stock in exchange for outstanding shares issued by Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V, Capitol Development Bancorp Limited VI, Capitol Development Bancorp Limited VII and Capitol Development Bancorp Limited VIII (the “CDBLs Exchange Offer”), in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual, (iv) to approve an amendment to Capitol’s Articles of Incorporation to effect a reverse stock split of 1-for-5, 1-for-10, 1-for-25, 1-for-50 or 1-for-75, with the exact exchange ratio and timing of such reverse stock split to be determined at the discretion of Capitol’s board of directors and (v) to adjourn, postpone or continue the Special Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt these proposals.

Capitol’s board of directors recommends that you vote “FOR” the proposal to amend Capitol’s Articles of Incorporation to increase the number of authorized shares of capital stock from 70,000,000 to 1,520,000,000 (1,500,000,000 of which are shares of common stock), “FOR” the proposal to permit Capitol to issue up to 170,000,000 shares of its common stock in accordance with NYSE Rule 312.03(c) in connection with the TruPS Exchange Offer, “FOR” the proposal to permit Capitol to issue up to 13,000,000 shares of its common stock in accordance with NYSE Rule 312.03(c) in connection with the CDBLs Exchange Offer, “FOR” the proposal to approve an amendment to Capitol’s Articles of Incorporation to effect a reverse stock split and “FOR” the proposal to permit Capitol’s board of directors to adjourn, postpone or continue the Special Meeting, if necessary and appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to adopt the proposals set forth above, or if a quorum is not present at the time of the Special Meeting.

Your vote is very important to enable Capitol to enhance its overall capital position, improve its capital base by increasing common equity, thereby increasing capital to aid in meeting regulatory requirements and provide Capitol with added flexibility to take advantage of market opportunities and implement Capitol’s long-term growth strategies. If Capitol fails to obtain the approval of the proposals set forth in this proxy statement, it is unlikely that it will be able to satisfy certain applicable regulatory requirements and raise outside capital from third parties, jeopardizing Capitol’s ability to continue as a going concern.

Regardless of whether you are able to attend the Special Meeting in person, it is important that your shares be represented.  You are urged to vote your shares via the toll-free telephone number or over the Internet, as described in the enclosed materials.  If you received the proxy card by mail, you may sign, date and mail it in the envelope provided.  Your vote may be changed if you attend the Special Meeting, withdraw your proxy and vote in person.  Please vote your shares as soon as possible.

We look forward to seeing you at the Special Meeting.

                                                                            Sincerely,
Joseph D. Reid
Chairman and Chief Executive Officer

Capitol Bancorp Center
200 Washington Square North, Fourth Floor
Lansing, Michigan  48933
517-487-6555

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JANUARY 31, 2011

TO THE SHAREHOLDERS:

A special meeting (the “Special Meeting”) of shareholders of Capitol Bancorp Limited, a Michigan corporation (“Capitol”), will be held on Monday, January 31, 2011, at 2:00 p.m., local time, at Capitol’s headquarters on the second floor of the Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan, for the following purposes:

(1)  Increase Authorized Capital Stock: To approve a proposal to amend Capitol’s Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of capital stock from 70,000,000 to 1,520,000,000 shares (1,500,000,000 of which are shares of common stock) (“Proposal 1”);

(2)  TruPS Exchange Proposal: To approve the issuance of up to 170,000,000 shares of Capitol’s common stock in exchange for outstanding trust-preferred securities issued by Capitol Trust I, Capitol Trust II, Capitol Trust III, Capitol Trust IV, Capitol Trust VI, Capitol Trust VII, Capitol Trust VIII, Capitol Trust IX, Capitol Trust X, Capitol Trust XI and Capitol Trust XII (the “TruPS Exchange Offer”), in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual (“Proposal 2”);

(3)  CDBLs Exchange Proposal: To approve the issuance of up to 13,000,000 shares of Capitol’s common stock in exchange for outstanding shares issued by Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V, Capitol Development Bancorp Limited VI, Capitol Development Bancorp Limited VII and Capitol Development Bancorp Limited VIII (the “CDBLs Exchange Offer”), in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual (“Proposal 3”);

(4)  Reverse Stock Split: To approve an amendment to Capitol’s Articles of Incorporation to permit Capitol’s board of directors to (i) effect a reverse stock split of Capitol common stock, no par value per share, at any time prior to December 31, 2011, at one of five reverse split ratios, 1-for-5, 1-for-10, 1-for-25, 1-for-50 or 1-for-75, as determined by Capitol’s board of directors in its sole discretion, and (ii) reduce the number of authorized shares of Capitol’s common stock by the reverse stock split ratio determined by Capitol’s board of directors (“Proposal 4”);

(5)  Adjournment of the Special Meeting: To grant the proxy holders discretionary authority to vote to adjourn the Special Meeting for up to 120 days to allow for the solicitation of additional proxies in the event that there are insufficient shares voted at the Special Meeting, in person or by proxy, to approve Proposals 1, 2, 3 and 4 (“Proposal 5”); and

(6)  Other Business: To transact such other business as may properly come before the Special Meeting.

The Board of Directors is not aware of any other business to come before the Special Meeting. Only record-holders of Capitol’s common stock at the close of business on December 23, 2010 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

                                                                            By order of Capitol’s board of directors,
Joseph D. Reid
Chairman and Chief Executive Officer

Lansing, Michigan                                                                                                                                                                                                                                                  January 10, 2011

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

Proxy Statement
of
Capitol Bancorp Limited
For The
Special Meeting of Shareholders
to be held on January 31, 2011

General

This Proxy Statement (the “Proxy Statement”) is being furnished to the shareholders of Capitol Bancorp Limited (“Capitol” or the “Corporation”), a Michigan corporation, in connection with the solicitation of proxies by Capitol’s board of directors from holders of Capitol’s common stock for use at the special meeting of shareholders of Capitol to be held on January 31, 2011 and at any adjournments or postponements thereof (the “Special Meeting”).

The Special Meeting is being held to consider and vote upon the proposals summarized below under “Summary of Proposals” and described in greater detail elsewhere herein. Capitol’s board of directors knows of no other business that will be presented for consideration at the Special Meeting other than the matters described in this Proxy Statement.

Capitol’s board of directors has fixed the close of business on December 23, 2010 as the record date for determining the holders of Capitol’s common stock entitled to notice of, and to vote at, the Special Meeting. On the record date, Capitol had 21,614,856 shares of common stock, no par value per share, outstanding and entitled to vote. The approximate date on which this Proxy Statement and the accompanying proxy are first being sent to shareholders is January 10, 2011.

The principal executive offices of Capitol are located at Capitol Bancorp Center, 200 N. Washington Square, Lansing, Michigan 48933, and its telephone number is 517-487-6555.

Summary of Proposals

                The proposals to be considered at the Special Meeting may be summarized as follows:

Proposal 1.                Increase Authorized Capital Stock: To approve a proposal to amend Capitol’s Articles of Incorporation (the “Articles of Incorporation”) to increase the number of authorized shares of Capitol’s capital stock from 70,000,000 to 1,520,000,000 shares (1,500,000,000 of which are shares of common stock) (“Proposal 1”).

Proposal 2.               TruPS Exchange Proposal: To approve the issuance of up to 170,000,000 shares of Capitol’s common stock in exchange for outstanding trust-preferred securities issued by Capitol Trust I, Capitol Trust II, Capitol Trust III, Capitol Trust IV, Capitol Trust VI, Capitol Trust VII, Capitol Trust VIII, Capitol Trust IX, Capitol Trust X, Capitol Trust XI and Capitol Trust XII (the “TruPS Exchange Offer”), in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual (“Proposal 2”).

Proposal 3.               CDBLs Exchange Proposal: To approve the issuance of up to 13,000,000 shares of Capitol’s common stock in exchange for outstanding shares issued by Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V, Capitol Development Bancorp Limited VI, Capitol Development Bancorp Limited VII and Capitol Development Bancorp Limited VIII (the “CDBLs Exchange Offer”), in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual (“Proposal 3”).

Proposal 4.               Reverse Stock Split: To approve an amendment to Capitol’s Articles of Incorporation to permit Capitol’s board of directors to (i) effect a reverse stock split of Capitol’s common stock, no par value per share, at any time prior to December 31, 2011, at one of five potential reverse split ratios, 1-for-5, 1-for-10, 1-for-25, 1-for-50 or 1-for-75, as determined by Capitol’s board of directors in its sole discretion and (ii) reduce the number of authorized shares of Capitol’s common stock by the reverse stock split ratio determined by the Board of Directors (“Proposal 4”).

Proposal 5.               Adjournment of the Special Meeting: To grant the proxy holders discretionary authority to vote to adjourn the Special Meeting for up to 120 days to allow for the solicitation of additional proxies in the event that there are insufficient shares voted at the Special Meeting, in person or by proxy, to approve Proposals 1, 2, 3 and 4.

Proposal 6.                Other Business: To transact such other business as may properly come before the Special Meeting.

Quorum and Voting Requirements

                Holders of record of shares of Capitol’s common stock as of the record date are entitled to one vote per share on each matter to be considered and voted upon at the Special Meeting. As of the record date, there were 21,614,856 shares of Capitol’s common stock issued, outstanding and entitled to be voted, which were held by approximately 10,107 holders of record.

To hold a vote on any proposal, a quorum must be present, which is a majority of the total votes entitled to be cast by the holders of the outstanding shares of common stock. In determining whether a quorum exists at the Special Meeting for purposes of all matters to be voted on, all votes “for” or “against,” as well as all abstentions and broker non-votes, will be counted. A “broker non-vote” occurs when a nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.

Proposals 1 and 4 require approval by the affirmative vote of a majority of the outstanding shares of Capitol’s common stock.  Votes withheld are not counted as votes against the proposal. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

Proposals 2, 3 and 5 require approval by the affirmative vote of a majority of votes cast at the Special Meeting. Neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

Unless otherwise required by Capitol’s Articles of Incorporation or bylaws, or the Michigan Business Corporation Act or by applicable law, any other proposal that is properly brought before the Special Meeting will require approval by the affirmative vote of a majority of all votes cast at the Special Meeting. With respect to any such proposal, neither abstentions nor broker non-votes will be counted as votes cast for purposes of determining whether the proposal has received sufficient votes for approval.

Directors and executive officers of Capitol beneficially hold approximately 4,630,515 shares of Capitol’s common stock, or 19.89 percent of all the votes entitled to be cast at the Special Meeting.

Record Date, Solicitation and Revocability of Proxies

The record date for this special meeting was set by Capitol’s board of directors as December 23, 2010.

Shareholders who execute proxies retain the right to revoke them at any time before they are exercised.  Unless revoked, the shares represented by such proxies will be voted at the Special Meeting and all adjournments thereof. Proxies may be revoked by written notice to the secretary or by the filing of a later proxy prior to a vote being taken on a particular proposal at the Special Meeting. A proxy will not be voted if a particular shareholder attends the Special Meeting and revokes his/her proxy by notifying the secretary at the Special Meeting.  Any shareholder who attends the Special Meeting and revokes their proxy may vote in person. However, your attendance at the Special Meeting alone will not revoke your proxy. If you instructed a broker, bank or other nominee to vote your shares and you would like to revoke or change your vote, then you must follow their instructions. Proxies solicited by Capitol’s board of directors will be voted according to the directions given therein. Where no instructions are indicated, proxies will be voted FOR the proposals.

Capitol has a direct purchase and dividend reinvestment plan (the “Reinvestment Plan”). Under the provisions of the Reinvestment Plan, shares of common stock are acquired and held in book entry form by Capitol’s transfer agent for participating shareholders. Shares held in a participant’s plan account will be combined and voted at the Special Meeting in the same manner in which the participant votes those shares registered in his or her own name either by proxy or in person.

QUESTIONS AND ANSWERS ABOUT THE PROXY SOLICITATION MATERIALS AND THE
PROXY SOLICITATION

The following information regarding the Special Meeting and the voting process is presented in a question and answer format.

Q.             Why am I receiving this Proxy Statement and proxy form?

A.             You are receiving this Proxy Statement and a proxy form from Capitol because, on December 23 2010, the record date for the Special Meeting, you owned shares of Capitol’s common stock. This Proxy Statement describes the matters that will be presented for consideration by Capitol’s holders of its common stock at the Special Meeting. It also gives you information concerning the matters to assist you in making an informed decision.

When you sign the enclosed proxy form, you appoint the proxy holder as your representative at the meeting. The proxy holder will vote your shares as you have instructed in the proxy form, ensuring that your shares will be voted regardless of whether you attend the Special Meeting. Even if you plan to attend the Special Meeting, you should complete, sign and return your proxy form in advance of the Special Meeting to ensure your vote will be counted.

If you have signed and returned the proxy form and an issue comes up for a vote at the Special Meeting that is not identified on the form, the proxy holder will vote your shares, pursuant to your proxy, in accordance with his or her judgment.

Q.             What matters will be voted on at the Special Meeting?

A.             You are being asked to vote on the approval of (i) an amendment to Capitol’s Articles of Incorporation to increase the number of authorized shares of capital stock from 70,000,000 to 1,520,000,000 (1,500,000,000 of which are shares of common stock), (ii) the issuance of up to 170,000,000 shares of Capitol’s common stock in exchange for outstanding trust-preferred securities issued by Capitol Trust I, Capitol Trust II, Capitol Trust III, Capitol Trust IV, Capitol Trust VI, Capitol Trust VII, Capitol Trust VIII, Capitol Trust IX, Capitol Trust X, Capitol Trust XI and Capitol Trust XII (the “TruPS Exchange Offer”) in separate exchange transactions, in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual, (iii) to approve the issuance of up to 13,000,000 shares of Capitol’s common stock in exchange for outstanding shares issued by Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V, Capitol Development Bancorp Limited VI, Capitol Development Bancorp Limited VII and Capitol Development Bancorp Limited VIII (the “CDBLs Exchange Offer”; those entities each a “CDBL” and collectively “CDBLs”), in accordance with Section 312.03 of the New York Stock Exchange Listed Company Manual and (iv) to approve an amendment to Capitol’s Articles of Incorporation to effect a reverse stock split of 1-for-5, 1-for-10, 1-for-25, 1-for-50 or 1-for-75, with the exact exchange ratio and timing of the reverse stock split to be determined at the discretion of Capitol’s board of directors.  Additionally, you are being asked to grant Capitol’s board of directors the ability to adjourn, postpone or continue the Special Meeting to solicit additional proxies in the event that Capitol has insufficient votes to adopt either of the other proposals, or if a quorum is not present at the Special Meeting.

Q.             Why does Capitol need to increase the number of authorized shares of common stock?

A.             Like a large number of financial institutions across the United States, Capitol has been materially impacted by adverse economic conditions. As a result of this economic downturn and depressed real estate markets, Capitol’s banking subsidiaries have experienced a decline in the performance of loans, particularly real estate construction and development loans, which has resulted in Capitol incurring a net loss of $195.2 million for the year ended December 31, 2009 and a net loss of $129.6 million for the nine months ended September 30, 2010. If Capitol’s bank subsidiaries continue to experience adverse performance in the consolidated loan portfolio, large loan losses and losses associated with foreclosed real estate and, as a result, Capitol continues incurring net losses, some or all of Capitol’s banking subsidiaries may be unable to meet or maintain adequate regulatory capital ratios unless Capitol raises additional capital. Furthermore, during this adverse economic environment, analysts and others have focused on additional measures of a financial institution’s capital position, such as tangible common equity to tangible assets and regulatory “Tier 1” capital as a percentage of risk-weighted assets, to assess the financial health and stability of the institution, which also tends to impact an institution’s stock price.

As a result of the foregoing considerations, Capitol has been pursuing the execution of a multi-faceted capital strategy to improve Capitol’s capital position by increasing common equity as a component of regulatory capital and shareholders’ equity and reducing Capitol’s indebtedness. Capitol believes that successful completion of one or more components of this capital plan will significantly enhance Capitol’s capital position, strengthen the composition of Capitol’s capital base by increasing common equity and give Capitol added flexibility to take advantage of potential market opportunities. Capitol’s multi-faceted capital strategy currently contemplates three components: (i) the exchange of any or all of the outstanding trust-preferred securities issued by each of Capitol Trust I, Capitol Trust II, Capitol Trust III, Capitol Trust IV, Capitol Trust VI, Capitol Trust VII, Capitol Trust VIII, Capitol Trust IX, Capitol Trust X, Capitol Trust XI and Capitol Trust XII (the “TruPS Exchange Offer”) for shares of Capitol’s common stock, of which there are approximately $170.8 million aggregate liquidation preference currently outstanding, (ii) the exchange of the outstanding shares issued by each of Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V, Capitol Development Bancorp Limited VI, Capitol Development Bancorp Limited VII and Capitol Development Bancorp Limited VIII (the “CDBLs”) for shares of Capitol’s common stock, and (iii) a common stock or preferred stock offering if and when market conditions become favorable for such an offering.  As of the date of this Proxy Statement, however, except in connection with the TruPS Exchange Offer and the CDBLs Exchange Offer, which were publicly announced on December 23, 2010, Capitol does not have any immediate or definitive plans, understandings, agreements or commitments to issue additional shares of common stock or preferred stock for any purposes.

Those three components of Capitol’s capital strategy, if executed, will require a significant number of authorized but previously unissued shares of Capitol’s common stock, and the significant decline in Capitol’s stock price in recent months has increased the number of shares that Capitol believes will be necessary to effect Capitol’s capital strategy. Therefore, Capitol believes it is necessary to take steps now to authorize additional shares of common stock in order to execute each component of Capitol’s capital strategy and to take advantage of favorable market opportunities to grow organically and potentially through acquisitions.

Q.             Why do we need to vote on the TruPS Exchange Proposal?

A.             The contemplated TruPS Exchange Offer, which involves the exchange of outstanding trust-preferred securities for shares of Capitol’s common stock, could result in the issuance of a number of shares of Capitol’s common stock that exceeds 20% of Capitol’s currently outstanding common shares, and the value of the trust-preferred securities Capitol may receive in exchange for each share of Capitol’s common stock may be less than the greater of the book value or market value per share of Capitol’s common stock. In this case, the New York Stock Exchange (the “NYSE”) rules require Capitol to seek the approval of its holders of Capitol’s common stock for the issuance of the shares in the exchange offer and the potential separate exchange transaction.

Q.             Why do we need to vote on the CDBLs Exchange Proposal?

A.             The contemplated CDBLs Exchange Offer, which involves the exchange of shares of the CDBLs for shares of Capitol’s common stock, could result in the issuance of a number of shares of Capitol’s common stock that exceeds 20% of Capitol’s currently outstanding common shares, and the value of the outstanding CDBL shares Capitol may receive in exchange for each share of Capitol’s common stock may be less than the greater of the book value or market value per share of Capitol’s common stock. In this case, NYSE rules require Capitol to seek the approval of its holders of Capitol’s common stock for the issuance of the shares of Capitol’s common stock in the exchange offer and the potential separate exchange transaction.

Q.             How do I vote?

A.             A form of proxy is enclosed for use at the Special Meeting.  The board of directors of Capitol has fixed the close of business on December 23, 2010 as the record date for determining the shareholders entitled to notice of, and to vote at, the Special Meeting. Accordingly, only holders of record of shares of Capitol’s common stock on the record date will be entitled to notice of, and to vote at, the Special Meeting.  Shares of Capitol’s common stock represented by properly executed proxies, if such proxies are received in time and not revoked, will be voted at the Special Meeting in accordance with the instructions indicated in such proxies.

You can vote on the matters at the Special Meeting, which are described in this Proxy Statement, in one of four ways:

•	By Internet at www.proxyvote.com by following the instructions provided; or
•	By phone by calling toll-free 1-800-690-6903 and following the instructions; or
•	By returning a proxy card by mail; or
•	By attending the Special Meeting and casting your vote in person.

If you vote by telephone or through the Internet, your vote authorizes the named proxies in the same manner as if you signed, dated and returned a proxy card. If a valid proxy is returned and no instructions are indicated, such shares of common stock will be voted FOR Proposals 1, 2, 3 and 4 and, in the discretion of the proxy holder, as to any other matter that may come properly before the Special Meeting.

Q.             If I hold shares in the name of a broker or fiduciary, who votes my shares?

A.             If you received this Proxy Statement from your broker or a trustee or other fiduciary who may hold your shares, your broker, trustee or fiduciary should have given you instructions for directing them as to how votes should be cast on your behalf. It will then be their responsibility to vote your shares for you in the manner you direct. Under the rules of various national and regional securities exchanges, brokers may generally vote on routine matters, such as the ratification of independent auditors, but cannot vote on non-routine matters unless they have received voting instructions from the person for whom they are holding shares. If there is a non-routine matter presented to shareholders at the Special Meeting and your broker does not receive instructions from you on how to vote on that matter, your broker will return the proxy card to us, indicating that he or she does not have the authority to vote on that matter. This is generally referred to as a “broker non-vote” and may affect the outcome of the voting on those matters. Capitol expects that your broker will have discretionary authority to vote your shares on all of the proposals to be voted on at the Special Meeting. As a result, if you are a beneficial owner, but have not given voting instructions to your broker, Capitol expects that your broker will be permitted to vote your shares on each of the proposals.

Q.             What does it mean if I receive more than one proxy form?

A.             It means that you have multiple holdings reflected in Capitol’s stock transfer records and/or in accounts with stockbrokers. Please sign and return ALL proxy forms you have received to ensure that all of your shares are voted.

Q.             What if I change my mind after I return my proxy?

A.             If you hold your shares in your own name, you may revoke your proxy and change your vote at any time before the polls close at the Special Meeting. You may do this by:

•	signing another proxy with a later date and returning that proxy to:

Capitol Bancorp Limited
Attn: Corporate Secretary
Capitol Bancorp Center, Fourth Floor
200 Washington Square North
Lansing, Michigan 48933

•	sending notice to Capitol that you are revoking your proxy; or

•	voting in person at the Special Meeting (attendance at the Special Meeting will not in and of itself constitute the revocation of a proxy).

 If you hold your shares in the name of a broker, trustee or fiduciary and desire to revoke your proxy, you will need to contact your broker, trustee or fiduciary to revoke your proxy.

Q.             How many votes do we need to hold the Special Meeting?

A.             A majority of the shares of common stock that are outstanding and entitled to vote as of the record date must be present in person or by proxy at the Special Meeting in order to hold the Special Meeting and conduct business. On December 23, 2010, the record date, there were 21,614,856 shares of Capitol’s common stock issued and outstanding. Therefore, at least 10,829,042 shares need to be present at the Special Meeting for a quorum to exist.

 Shares are counted as being present at the Special Meeting if the shareholder either is present in person at the Special Meeting or has properly submitted a signed proxy form or other proxy.

Q.             What options do I have in voting on each of the proposals?

A.             You may vote “for,” “against” or “abstain” on each of the matters and on any other proposal that may properly be brought before the Special Meeting.

Q             How many votes may I cast?

A.             Generally, you are entitled to cast one vote for each share of Capitol’s common stock you owned on the record date. The proxy form included with this Proxy Statement indicates the number of shares owned by an account attributable to you.

Q.             How many votes are needed for each proposal?

A.             Proposals 2, 3, and 5 must receive the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting. Proposals 1 and 4 must receive the affirmative vote of a majority of Capitol’s outstanding common stock.

 Abstentions and broker non-votes, if any, will count for purposes of determining whether a quorum is present. As applicable, the effect of abstentions and broker non-votes on each of the proposals is discussed in the detailed description of each proposal provided in this Proxy Statement.

Q.             Where do I find the voting results of the Special Meeting?

A.             Capitol will announce preliminary voting results at the Special Meeting. Capitol will also publish the voting results in a Current Report on Form 8-K, which Capitol will file with the Securities and Exchange Commission (the “SEC”) promptly after the Special Meeting date.  Such filing may be read via Internet at Capitol’s website or the SEC’s website.

Q.             How does Capitol’s board of directors recommend that I vote?

A.              Capitol’s board of directors unanimously recommends that you vote “FOR” each of the proposals presented at the Special Meeting.

Q.             Who bears the cost of soliciting proxies?

A.             Capitol will bear the cost of soliciting proxies. In addition to solicitations by mail, officers, directors or employees of Capitol or Capitol’s subsidiaries may solicit proxies in person or by telephone. These persons will not receive any special or additional compensation for soliciting proxies. Capitol may reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to shareholders.  Capitol has retained the services of Okapi Partners LLC to assist it with soliciting proxies for the Special Meeting for $10,000 (plus out-of-pocket expenses).

Important Notice Regarding the Availability of Proxy Material
for the Special Meeting of Capitol’s Shareholders to be Held on January 31, 2011.

Full copies of this Proxy Statement, the proxy form and other materials for the Special Meeting are available on the Internet through Capitol’s website at www.capitolbancorp.com under “2011 Special Meeting Materials.” Shareholders will receive a full set of these materials through the mail from Capitol or from the shareholder’s broker or fiduciary.

RECENT DEVELOPMENTS

Economic conditions throughout the United States, and in the regions in which Capitol and its banking operations are located, have deteriorated to an extent not experienced since the “Great Depression” of the 1930s.  Capitol’s operations are focused on community banking and helping small, local businesses meet their financial needs, primarily through making loans to those businesses and their owners, funded by locally-gathered deposits.  A substantial portion of those loans are secured by commercial real estate property, as part of the overall collateral to support those individual loans.  In this adverse economic environment, small businesses and their owners have suffered significant financial hardships, which preclude repaying loans in accordance with their terms.  In addition, recent economic factors have resulted in a variety of stresses impacting depositors and the availability of deposits to fund lending activities.  Further, and more importantly, the underlying values of the real estate collateral have plummeted in this sustained adverse environment, resulting in massive loan losses and dramatic growth in levels of nonperforming assets not seen previously in the banking industry in general and, in particular, at Capitol.  Prospects of economic recovery are uncertain, unpredictable and subject to variables completely outside the control or influence of financial institutions, including Capitol.

Capitol has incurred significant losses from operations in periods since 2007.  In addition, Capitol has experienced significant increases in nonperforming loans, foreclosed real estate, loan losses and other materially adverse circumstances including, but not limited to, a very material erosion of its common equity and related regulatory capital levels, resulting in Capitol becoming currently classified as less than adequately-capitalized from a regulatory perspective.  In 2009, Capitol entered into a written agreement with the Federal Reserve Bank of Chicago (its primary federal regulator) which requires Capitol to improve operating results and its overall condition, in addition to refraining from a number of activities without prior written consent from that Federal Reserve Bank.  Capitol’s less than adequately-capitalized classification exposes it to increased regulatory scrutiny and enforcement action or other materially adverse consequences.

Because of Capitol’s financial condition and recent changes affecting its ability (as well as that of other bank holding companies in the United States) to include some portion of trust-preferred securities in regulatory capital computations, a small portion of its trust-preferred securities are included in Capitol’s current regulatory capital measurements and will cease to be includable in the future.  When such trust-preferred securities were originally issued, and until recently, substantially all of those securities were a crucial element of Capitol’s compliance with regulatory capital requirements because they were a very material component of regulatory capital.

The following table summarizes the amounts (in $1,000s) and related ratios of Capitol’s consolidated regulatory capital position as of September 30, 2010:

Tier 1 capital to average adjusted total assets:
Minimum required amount	≥		$178,290
Actual amount			$30,076
Ratio			0.67%
Deficiency			$(148,214)

Tier 1 capital to risk-weighted assets:
Minimum required amount(1)	≥		$127,417
Actual amount			$30,076
Ratio			0.94%
Deficiency		$	(97,341)

Combined Tier 1 and Tier 2 capital to risk- weighted assets:
Minimum required amount(2)	≥		$254,834
Actual amount			$60,152
Ratio			1.89%
Deficiency			$(194,682)

(1)	The minimum required ratio of Tier 1 capital to risk-weighted assets to be considered adequately-capitalized is 4%.
(2)	The minimum required ratio of Tier 1 and Tier 2 capital to risk-weighted assets to be considered adequately-capitalized is 8%.

The preceding summary indicates that Capitol, on a consolidated basis, was classified as less than adequately-capitalized at September 30, 2010 for regulatory purposes.  In addition, several of its bank subsidiaries had capital levels resulting in regulatory classification as undercapitalized or significantly-undercapitalized at that date.  Banks and bank holding companies which are less than adequately-capitalized are subject to increased regulatory oversight, requirements, limitations and other adverse action.

Based on the deficiency amounts stated in the preceding summary (such amounts being based on current regulatory minimums to be classified as adequately-capitalized), Capitol would have needed at least $194.7 million of additional qualifying capital to meet the adequately-capitalized regulatory classification at September 30, 2010.  However, due to Capitol’s financial condition, it may be required to have a combined Tier 1 and Tier 2 capital to risk-weighted assets ratio greater than 8% or a Tier 1 ratio exceeding 4% in the future.  Even if the TruPS Exchange Offer and the CDBLs Exchange Offer would have 100% participation by their holders, those transactions would not be sufficient to remedy Capitol’s regulatory capital classification and Capitol would need to satisfactorily complete other capital-raising activities.

Capitol is seeking successful completion of the TruPS Exchange Offer described in this Proxy Statement.  If Capitol does not adequately complete the TruPS Exchange Offer, its ability to continue to operate as a going concern will be jeopardized.  In addition to the TruPS Exchange Offer and the other transactions discussed herein, Capitol also intends to commence, as soon as reasonably practicable, a rights offering (the “Rights Offering”) of up to $25 million to its existing shareholders.  Capitol can provide no assurance that the Rights Offering will be completed or that any shareholders will purchase any such rights in connection with the Rights Offering.

In September 2009, Capitol and its second-tier bank holding companies entered into an agreement with the Federal Reserve Bank of Chicago (the “Reserve Bank”) under which Capitol agreed to refrain from the following actions without the prior written consent of the Reserve Bank:  (i) declare or pay dividends, (ii) receive dividends or any other form of payment representing a reduction in capital from Michigan Commerce Bank, or from any of its subsidiary institutions that are subject to any restriction by the institution’s federal or state regulator that limits the payment of dividends or other intercorporate payments, (iii) make any distributions of interest, principal, or other sums on subordinated debentures or trust-preferred securities, (iv) incur, increase or guarantee any debt, or (v) purchase or redeem any shares of the stock of Capitol, the second-tier bank holding companies, nonbank subsidiaries or any of the subsidiary banks that are held by shareholders other than Capitol.

Many of Capitol’s bank subsidiaries have entered into formal agreements with their applicable regulatory agencies.  Those agreements provide for certain restrictions and other guidelines and/or limitations to be followed by the banks.

On July 21, 2010, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) was signed into law and significantly changes future regulation of financial institutions and the financial services industry.  The Dodd-Frank Act includes provisions affecting large and small financial institutions alike, including several provisions that will profoundly affect how community banks, thrifts and smaller bank holding companies will be regulated in the future.  Among other things, these provisions abolish the Office of Thrift Supervision and transfer its functions to other federal banking agencies, relax rules regarding interstate branching, allow financial institutions to pay interest on business checking accounts, change the scope of FDIC insurance coverage and impose new capital requirements on bank holding companies, including removing trust-preferred securities as a permitted component of a holding company’s Tier 1 capital after a three-year phase-in period beginning January 1, 2013.  The Dodd-Frank Act also establishes the Bureau of Consumer Financial Protection as an independent entity within the Federal Reserve, which will be given the authority to promulgate consumer protection regulations applicable to all entities offering consumer financial services or products, including banks.  Additionally, the Dodd-Frank Act includes a series of provisions covering mortgage loan origination standards affecting, among other things, originator compensation, minimum repayment standards and prepayments.  Management is reviewing the provisions of the Dodd-Frank Act and assessing its probable impact on the Corporation’s business, financial condition and results of operations.  However, the ultimate effect of the Dodd-Frank Act on the financial services industry in general, and on the Corporation in particular, is currently uncertain.

The proposals to be considered at the Special Meeting, if approved, may result in an “ownership change” for federal tax purposes at the corporate level (having no such effect at the shareholder level).  Capitol’s ability to use certain realized net operating losses and unrealized built-in losses to offset future taxable income may be significantly limited if it experiences an “ownership change” as defined by Section 382 of the Internal Revenue Code of 1986, as amended.  An “ownership change” under Section 382 generally occurs when a change in the aggregate percentage ownership of the stock of a corporation held by “five percent shareholders” increases by more than fifty percentage points over a rolling three-year period ending on the date such change occurs.  A corporation with such an “ownership change” generally is subject to an annual limitation on its utilization of losses incurred for corporate income tax purposes prior to an “ownership change” and certain recognized built-in losses equal to the value of that corporation’s stock immediately before the “ownership change,” multiplied by the long-term published tax-exempt interest rate (subject to certain adjustments).  The annual limitation may be increased each subsequent year to the extent that there is an unused limitation in a preceding year.  Since U.S. federal net operating losses generally may be carried forward for up to 20 years, that annual limitation also effectively provides a limitation on the cumulative amount of pre-“ownership change” losses and certain post-change recognized built-in losses that may be utilized.  Pre-“ownership change” losses and certain recognized built-in losses in excess of that limitation are effectively unable to be used to reduce future taxable income.  In some circumstances, issuances or sales of Capitol’s common stock (including any common stock issuances or debt-for-equity exchanges and certain transactions involving common stock that are outside of Capitol’s control) could result in an “ownership change” under Section 382.

While Capitol may, under certain circumstances, be able to utilize certain tax strategies (including a “tax preservation” rights plan) to protect against an “ownership change”, if an “ownership change” under Section 382 were to occur, the value of Capitol’s net operating losses and a portion of the net unrealized built-in losses will be impaired.  Because a valuation allowance currently exists for substantially all of Capitol’s deferred tax assets, including tax-loss carryforwards, no additional charge to future operating results would result.  However, an “ownership change”, as defined above, could adversely impact Capitol’s ability to recognize Tier 1 capital from the potential future reduction of Capitol’s valuation allowance on such deferred tax assets.

Capitol’s ability to continue to operate as a going concern is contingent upon a number of factors, as well as a variety of risk factors discussed in Capitol’s various filings with the SEC (see “Available Information”).

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PROPOSAL 1:

INCREASE AUTHORIZED CAPITAL STOCK.

Capitol’s board of directors has unanimously approved, subject to shareholder approval, an amendment to Capitol’s Articles of Incorporation that would increase the authorized number of shares of capital stock from 70,000,000 to 1,520,000,000 (1,500,000,000 of which are shares of common stock (the “Common Stock Proposal”). Under Capitol’s existing Articles of Incorporation, as amended, Capitol is authorized to issue 50,000,000 shares of common stock and 20,000,000 shares of preferred stock, 700,000 of which have been designated as Series A Noncumulative Perpetual Preferred Stock and 20,000 of which have been designated Series X Junior Participating Preferred Stock. As of the record date, December 23, 2010, 21,614,856 shares of common stock were issued and outstanding, and 95,000 shares of Series A Noncumulative Perpetual Preferred Stock were outstanding. As of September 30, 2010, an additional 1,921,586 shares of common stock are reserved for issuance pursuant to issued and outstanding stock options, 875,010 shares are reserved for future issuance pursuant to Capitol’s stock option plans, and 310,216 shares are reserved for non-vested restricted stock units, and 1,250,000 shares are reserved for issuance pursuant to the warrants issued by Capitol to certain investors as part of an offering by Capitol on April 27, 2010. Thus, 24,028,332 shares of common stock remain available for issuance and, for the reasons outlined below, Capitol’s board of directors recommends that shareholders approve the increase in the number of authorized shares which, if approved, would result in 1,474,028,332 shares of common stock being available for issuance in the future without further shareholder approval.

Proposed Amendment to Capitol’s Articles of Incorporation

If this amendment to Capitol’s Articles of Incorporation is approved by holders of Capitol’s common stock, the current Article III will be replaced in its entirety with the following:

“ARTICLE III

AUTHORIZED CAPITAL STOCK AND RELATIVE RIGHTS:

A.             The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is one billion five hundred twenty million (1,520,000,000) shares consisting of (i) twenty million (20,000,000) shares of Preferred Stock, no par value per share (the “Preferred Stock”) and (ii) one billion five hundred million (1,500,000,000) shares of Common Stock, no par value per share (the “Common Stock”).

B.             The authorized shares of the Common Stock are all of one class with equal voting power, and each share shall be equal to every other share.

C.             The shares of the Preferred Stock may be divided into and issued in one or more series.  The Board of Directors is hereby authorized to cause the Preferred Stock to be issued from time to time in one or more series, with such designations and such relative voting, dividend, liquidation and other rights, preferences and limitations as shall be stated and expressed in the resolution or resolutions providing for the issue of such preferred stock adopted by the Board of Directors.  The Board of Directors is expressly authorized to adopt such resolution or resolutions and issue such stock from time to time as it may deem desirable.”

To the extent the proposed amendment language above includes capitalized terms, those are defined elsewhere in Capitol’s Articles of Incorporation.

If the proposed amendment is approved, it will become effective upon the filing of an amendment to Capitol’s Articles of Incorporation with the Department of Labor and Economic Growth of the State of Michigan, which Capitol expects to occur promptly following shareholder approval of the proposal. If the proposal is not approved by Capitol’s shareholders, no amendment with respect to an increase in the number of authorized shares of common stock will be filed with the Department of Labor and Economic Growth of the State of Michigan and the proposal will not be implemented.

Reasons for the Proposed Amendment

Capitol’s board of directors recommends the increase in the number of authorized shares of common stock in order to permit the board to issue shares without further shareholder approval and thus provide Capitol with maximum flexibility in maintaining or increasing Capitol’s capital levels, including regulatory capital, in the event that the regulatory agencies require Capitol to raise additional capital, structuring capital-raising transactions and acquisitions, and for other corporate purposes. Capitol’s board of directors also believes the increase in authorized shares of common stock at that time would enable Capitol to respond promptly to, and take advantage of, market conditions and other opportunities without incurring the delay and expense associated with calling a special shareholders’ meeting to approve a contemplated stock issuance.

In the past several months, Capitol has been pursuing the execution of a multi-faceted capital strategy designed to improve Capitol’s capital position by increasing common equity as a component of regulatory capital and shareholders’ equity and reducing Capitol’s indebtedness. Capitol believes that successful completion of this capital initiative will enhance Capitol’s capital position, improve Capitol’s capital base by increasing tangible common equity and give Capitol added flexibility to take advantage of potential market opportunities and implement Capitol’s long-term growth strategies. As outlined under Proposal 2, one component of Capitol’s capital strategy is an exchange offer pursuant to which Capitol intends to issue additional shares of its common stock in exchange for outstanding trust-preferred securities pursuant to the terms and conditions of the TruPS Exchange Offer. Capitol commenced the TruPS Exchange Offer on January 3, 2011 and expects the TruPS Exchange Offer to close shortly after the Special Meeting. The TruPS Exchange Offer and the CDBLs Exchange Offer discussed under Proposal 3, if executed, will require the issuance of a significant number of additional shares of Capitol’s common stock. Also, the material decrease in Capitol’s common stock price in recent months increases significantly the number of common shares that Capitol believes will be necessary to effect Capitol’s capital strategy. Thus, Capitol’s board of directors believes that Capitol currently has an insufficient number of authorized but unissued shares available to proactively raise a significant amount of common equity in a timely manner if market conditions permit and believes it is necessary to take steps now to authorize additional shares of common stock in order to have sufficient shares available to effect Capitol’s capital plan and to take advantage of favorable market opportunities. Capitol’s board of directors believes an additional increase in the number of authorized shares of common stock to 1,500,000,000 now is in the best interests of Capitol and its shareholders.

As of the date of this Proxy Statement, except in connection with the TruPS Exchange Offer and the CDBLs Exchange Offer, Capitol does not have any immediate or definitive plans, understandings, agreements or commitments to issue additional shares of common stock for any purposes. However, Capitol also reviews and evaluates potential capital raising activities, strategic transactions and other corporate actions on an ongoing basis to determine if such actions would be in the best interests of Capitol and its shareholders. The additional shares authorized may be used for these purposes from time to time in the future as Capitol’s board of directors may deem necessary. It should be noted that, even though Capitol’s capital strategy contemplates that Capitol may conduct a common stock offering, any such offering will be dependent upon market conditions and other considerations by Capitol’s board of directors, and there is no guarantee that Capitol will be able to pursue a common stock offering in the coming year.

Effect of the Proposed Amendment

Authorized but unissued shares of Capitol’s common stock may be issued from time to time upon authorization by Capitol’s Board of Directors, at such times, to such persons and for such consideration as its board of directors may determine in its discretion and generally without further approval by shareholders, except as may be required for a particular transaction by applicable law, regulation or stock exchange rule.

The additional shares of common stock for which Capitol is seeking authorization would become a part of the existing class of Capitol’s common stock and, if and when issued, would have the same rights and privileges as the shares of common stock that are currently outstanding. The additional shares would not (and the shares of common stock presently outstanding do not) entitle the holders thereof to preemptive or cumulative voting rights. Approval of an amendment authorizing additional shares of common stock will not cause any change or dilution to the rights of existing holders of Capitol’s common stock, unless and until such time as any shares of additional common stock are actually issued. The degree of any dilution that would occur following the issuance of additional shares of common stock would depend upon the number of shares of stock that are actually issued in the future, which number cannot be determined at this time. Issuance of a large number of additional voting shares could have a significant dilutive effect on per–share results of operations and book values and the voting power of Capitol’s existing shareholders. In light of the challenges being faced by many financial institutions, including Capitol, and the need to maintain heightened levels of capital to withstand the continuing economic adversity and help satisfy regulatory requirements, a possibility exists that Capitol, like many financial institutions have already done, may consummate one or more transactions involving the issuance of a significant number of shares of common stock that result in significant dilution to existing shareholders.

The issuance of additional shares of common stock could be deemed under certain circumstances to have an anti-takeover effect where, for example, the shares were issued to dilute the equity ownership and corresponding voting power of a shareholder or group of shareholders who may oppose the policies or strategic plan of Capitol’s existing management. On this basis, the proposed increase in authorized shares could enable Capitol’s board of directors to render more difficult or discourage an attempt by another person or entity to obtain control of Capitol.

Potential Impact if the Common Stock Proposal is Not Adopted

If the proposed amendment to Capitol’s Articles of Incorporation is not adopted by holders of Capitol’s common stock and Capitol is unable to increase its number of authorized shares of common stock, Capitol will not have available for future issuance, after taking into account the shares currently outstanding and reserved for other purposes, sufficient shares of Capitol’s common stock before taking into account the shares of Capitol’s common stock that may be issued in the TruPS Exchange Offer and the CDBLs Exchange Offer. As outlined in Proposals 2 and 3, if the TruPS Exchange Proposal and the CDBLs Exchange Proposal are approved by Capitol’s shareholders, Capitol could only issue up to 19.9% of new shares of Capitol’s common stock pursuant to the exchange offers which could prevent Capitol from being able to execute the exchange offers in full and could result in Capitol having no authorized shares of common stock available for future issuance. Based on the most recent trading price for Capitol’s common stock on the NYSE as of the date of this Proxy Statement, Capitol’s board of directors believes that this number of available shares could impair Capitol’s ability to raise capital to improve its ratio of tangible common equity to tangible assets and regulatory “Tier 1” common equity to risk-weighted assets ratios and to meet other regulatory requirements. That limited action could also inhibit Capitol’s ability to take advantage of financing opportunities that receive favorable capital treatment from regulatory agencies. In short, if Capitol fails to obtain the approval of the proposals set forth in this Proxy Statement it is unlikely that Capitol will be able to satisfy regulatory requirements or raise outside capital from third parties, jeopardizing Capitol’s ability to continue as a going concern.

Shareholder Vote Necessary to Approve the Common Stock Proposal

To be approved by Capitol’s shareholders, the Common Stock Proposal must receive the affirmative vote of a majority of the outstanding shares of Capitol’s common stock.  Accordingly, any abstentions or common shares not voted will have the same effect as voting against the proposal.

Board of Directors’ Recommendation

Capitol’s board of directors recommends that you vote your shares “FOR” the Common Stock Proposal.

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PROPOSAL 2:

APPROVAL OF THE ISSUANCE OF COMMON STOCK IN THE TRUPS EXCHANGE OFFER
PURSUANT TO NYSE RULE 312.03

Capitol’s board of directors has determined it to be advisable and in the best interests of Capitol and its shareholders that Capitol pursue the TruPS Exchange Offer pursuant to which Capitol intends to issue and exchange shares of Capitol’s common stock for some or all of the outstanding trust-preferred securities previously issued by the Trusts, of which there are approximately $170.8 million aggregate liquidation preference currently outstanding, subject to obtaining shareholder approval of this proposal. Notwithstanding the foregoing, if Capitol does not obtain shareholder approval of this proposal, the maximum number of shares that Capitol may issue in the TruPS Exchange Offer and the CDBLs Exchange Offer will be reduced to 19.9% of new shares. If Capitol consummates the TruPS Exchange Offer, it will issue for each $10.00 liquidation amount of Capitol Trust I and Capitol Trust XII trust-preferred securities accepted for exchange 10 shares of previously unissued common stock and for each $1,000 liquidation amount of all other trust-preferred securities accepted for exchange 1,000 shares of previously unissued common stock.  Please note, however, that Capitol has the right, subject to applicable law, to modify the terms of the TruPS Exchange Offer at any time prior to its expiration date and may modify such terms if deemed in Capitol’s best interests.

The description of the terms of, and reasons for, the TruPS Exchange Offer set forth herein is included for informational purposes to Capitol’s holders of common stock in connection with this proxy solicitation and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Capitol. Capitol cannot guarantee that the TruPS Exchange Offer will be completed (or, if so, what the final terms or timing may be) and, accordingly, cannot be certain that Capitol will reacquire and redeem any trust-preferred securities. If Capitol’s board of directors determines that such issuance is in the best interests of Capitol, Capitol could exchange up to a total of 170,000,000 shares of previously unissued common stock in the TruPS Exchange Offer.

Reasons for the TruPS Exchange Offer

Capitol’s board of directors recommends the approval of the issuance of Capitol’s previously unissued common stock pursuant to the TruPS Exchange Offer because it would improve Capitol’s capital position by increasing common stock as a component of regulatory capital and shareholders’ equity, and reduce Capitol’s indebtedness. The trust-preferred securities no longer qualify as capital for regulatory purposes and Capitol’s board of directors believes that increasing the common equity component of regulatory capital is a crucial and prudent step in the current environment and will be viewed favorably by regulatory agencies and by market participants. As noted previously in this Proxy Statement, during this adverse economic environment, analysts and other market participants have focused on additional measures of a financial institution’s capital position beyond the regulatory capital ratios, such as the ratio of tangible common equity to tangible assets and regulatory “Tier 1” common equity to risk-weighted assets, to assess the financial health and stability of the institution, which also tends to impact the institution’s stock price. One strategy identified to improve Capitol’s tangible common equity and regulatory “Tier 1” common equity ratios is to offer to exchange shares of Capitol’s common stock for outstanding trust-preferred securities. Such an exchange is expected to positively affect Capitol’s tangible common equity and regulatory “Tier 1” common equity ratios in two ways. First, Capitol’s trust-preferred securities do not currently qualify for regulatory “Tier 1” capital for regulatory capital purposes and do not constitute common equity, and thus do not increase the numerator in calculating Capitol’s tangible common equity and regulatory “Tier 1” common equity ratios. By replacing trust-preferred securities with common stock, Capitol will be replacing common equity for an instrument that does not constitute common equity or regulatory capital, and thus will increase the numerator in the calculation of such ratios. Second, the exchange of 10 shares of common stock for each outstanding trust-preferred security of Capitol Trust I and Capitol Trust XII, which have a liquidation preference of $10.00, and 1,000 shares of common stock for each outstanding trust-preferred security of all others having a liquidation preference of $1,000 (which are treated as indebtedness for accounting purposes) will result in the recognition of a nonrecurring gain.

As a more general matter, Capitol’s board of directors also believes that issuing additional shares of Capitol’s common stock pursuant to the TruPS Exchange Offer will enhance Capitol’s overall capital position and provide Capitol added flexibility to take advantage of market opportunities.

Why You Are Being Asked to Vote on the TruPS Exchange Proposal

NYSE Rule 312.03 requires shareholder approval prior to the sale, issuance or potential issuance of a number of shares of Capitol’s common stock in a transaction other than a public offering which equals or exceeds 20% of the shares or voting power outstanding before the issuance, if the sale price of such stock is less than the greater of its book value or market value.

Based on the current value of the trust-preferred securities Capitol may receive in exchange for each share of common stock issued in the TruPS Exchange Offer, the current trading price for Capitol’s common stock and the book value per share of Capitol’s common stock at September 30, 2010, Capitol expects that the implied value of each share of Capitol’s common stock issued in the TruPS Exchange Offer will be less than the greater of the book value or market value of the shares. Given the uncertainty in the amount of trust-preferred securities that may be tendered in the TruPS Exchange Offer, and as a result the number of shares of Capitol’s common stock to be issued to tendering holders of the trust-preferred securities, the TruPS Exchange Offer, either alone or when combined with the CDBLs Exchange Offer, could result in the issuance of 20% or more of the outstanding common stock of Capitol. Therefore, to comply with NYSE Rule 312.03, Capitol is seeking approval for the potential issuance of up to 170,000,000 shares of Capitol’s common stock in the TruPS Exchange Offer so that Capitol will have flexibility to complete the Exchange Offer on a timely basis and issue in the TruPS Exchange Offer previously unissued shares of Capitol’s common stock that exceeds 20% of Capitol’s outstanding shares of common stock.

Under the terms of the TruPS Exchange Offer commenced on January 3, 2011, for each $10.00 liquidation amount of the trust-preferred securities of Capitol Trust I or Capitol Trust XII that Capitol accepts in the TruPS Exchange Offer, Capitol will issue 10 shares of its common stock and, for each $1,000 liquidation amount of all other TruPS accepted in the TruPS Exchange Offer, Capitol will issue 1,000 shares of its common stock.  No accrued and unpaid interest owed by Capitol with respect to the TruPS will be paid to holders who tender any TruPS in the TruPS Exchange Offer. However, Capitol has the right, subject to applicable law, to modify the terms of the TruPS Exchange Offer at any time prior to the expiration date and may modify such terms if deemed in the best interests of Capitol. If Capitol were to wait until after deciding to modify the terms of the TruPS Exchange Offer before arranging for another special meeting of shareholders to approve the terms as modified, it would delay and possibly jeopardize the consummation of the transaction.

As of the date of this Proxy Statement, except as otherwise disclosed in this Proxy Statement, Capitol does not have any specific plans, arrangements or contracts with any third party, which alone or when aggregated with subsequent transactions, would contemplate or require Capitol to issue shares its common stock or other securities exercisable for or convertible into common stock in excess of 20% of Capitol’s outstanding common shares or voting power and at a price that would be less than the greater of the book value or market value of Capitol’s common stock as of such date, or that would result in a change in control of Capitol. If any material plans, arrangements or contracts regarding securities issuances subject to this proposal arise after the date of this Proxy Statement and prior to the actual vote on this proposal, Capitol will notify shareholders and make revised proxy solicitation materials publicly available in accordance with SEC rules. Those materials would include a new proxy card, if necessary.

Effect of the Issuance of Additional Shares of Common Stock Pursuant to the TruPS Exchange Offer

Any transaction requiring approval by shareholders under NYSE Rule 312.03 would likely result in a significant increase in the number of shares of common stock outstanding, and current shareholders will own a smaller percentage of Capitol’s outstanding common stock. Moreover, the shares of common stock exchanged for the trust-preferred securities will be freely tradable. If a significant percentage of the outstanding trust-preferred securities are tendered in the TruPS Exchange Offer, the issuance of common stock in exchange for the tendered trust-preferred securities will cause a significant reduction in the percentage interests of Capitol’s current holders of its common stock in the voting power, liquidation value, and book and market value of Capitol, and in Capitol’s future per–share operating results. The sale or resale of those shares could cause the market price of Capitol’s common stock to decline. In addition to the foregoing, the increase in the number of shares of common stock issued in connection with one or more financings may have an incidental anti-takeover effect in that additional shares may dilute the stock ownership of one or more parties seeking to obtain control of Capitol. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership. Please also see “Proposal 1: Increase Authorized Common Stock—Effect of the Proposed Amendment.”

The following table illustrates potential dilution to Capitol’s existing shareholders resulting from the issuance of previously unissued shares of Capitol’s common stock in the TruPS Exchange Offer under both a low participation scenario, in which only 25% of the outstanding trust-preferred securities are tendered in the TruPS Exchange Offer, and a high participation scenario, in which 75% of the outstanding trust-preferred securities are tendered in the TruPS Exchange Offer.  The percentages shown below reflect the number of shares issued in the TruPS Exchange Offer as a percentage of total pro forma shares outstanding following the TruPS Exchange Offer based on the assumptions indicated:

If 25% Tender		If 75% Tender
Shares Issued(1)	% of Total Outstanding(2)	Shares Issued(1)	% of Total Outstanding(2)
42,710,250	66.39%	128,130,750	85.56%

(1) Assumes that for each $10.00 liquidation amount of trust-preferred securities tendered regarding Capitol Trust I and XII, a holder would receive 10 shares of common stock.  Also, assumes that for each $1,000 liquidation amount of all other trust-preferred securities, a holder would receive 1,000 shares of common stock.

(2) Assumes that the number of shares of common stock outstanding after the completion of the TruPS Exchange Offer would be the sum of 21,623,056 (the number of shares of Capitol common stock outstanding as of September 30, 2010), plus the number of shares potentially issuable in the TruPS Exchange Offer, based on the assumptions described in (1) above.

Potential Impact if the TruPS Exchange Proposal is Not Approved

If holders of Capitol’s common stock do not approve this proposal, the number of shares of common stock that Capitol may issue pursuant to the TruPS Exchange Offer would be limited to less than 20% of the shares of Capitol’s common stock issued and outstanding, immediately prior to the issuance of such shares. The terms of the TruPS Exchange Offer commenced on January 3, 2011 include a provision stating that, if this proposal is not approved, the maximum aggregate number of shares that may be issued in the TruPS Exchange Offer will be limited to less than 20% of Capitol’s outstanding common shares as of December 23, 2010. Depending on the amount of trust-preferred securities tendered for exchange, this limitation on the number of shares available for exchange may have a material adverse impact on the TruPS Exchange Offer’s outcome.

Pro Forma Financial Information

Selected unaudited pro forma financial information giving effect to the TruPS Exchange Offer is set forth in the attached Annex I. Shareholders are urged to read the pro forma information carefully. The inclusion of the TruPS Exchange Offer in the pro forma financial information does not necessarily mean that such transaction is likely to be consummated, as Capitol has the right to terminate the TruPS Exchange Offer in Capitol’s discretion.

Shareholder Vote Necessary to Approve the TruPS Exchange Proposal

Approval of the TruPS Exchange Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting. Accordingly, abstentions and broker non-votes with respect to this proposal will not affect whether this proposal is approved.

Board of Directors’ Recommendation

Capitol’s board of directors recommends that you vote your shares “FOR” the TruPS Exchange Proposal, for purposes of complying with NYSE Rule 312.03.

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PROPOSAL 3:

APPROVAL OF THE ISSUANCE OF COMMON STOCK IN THE CDBLS EXCHANGE OFFER
PURSUANT TO NYSE RULE 312.03

Capitol’s board of directors has determined it to be advisable and in the best interests of Capitol and Capitol’s shareholders that Capitol pursue the CDBLs Exchange Offer pursuant to which Capitol intends to issue and exchange shares of Capitol’s common stock for some outstanding shares of the CDBLs, of which there are currently 123,905 shares outstanding, subject to obtaining shareholder approval of this proposal. Notwithstanding the foregoing, if Capitol does not obtain shareholder approval of this proposal, the maximum number of shares of common stock that Capitol may issue in the CDBLs Exchange Offer and the TruPS Exchange Offer will be reduced to 19.9% of new shares. If Capitol consummates the CDBLs Exchange Offer, it will issue for outstanding CDBL shares accepted for exchange, up to 13,000,000 shares of previously unissued common stock.  Please note, however, that Capitol has the right, subject to applicable law, to modify the terms of the CDBLs Exchange Offer at any time prior to the expiration date and may modify such terms if deemed in Capitol’s best interests.

The description of the terms of, and reasons for, the CDBLs Exchange Offer set forth herein is included for informational purposes to Capitol’s holders of common stock in connection with this proxy solicitation and does not constitute an offer to sell or a solicitation of an offer to buy any securities of Capitol.  Capitol cannot guarantee that the CDBLs Exchange Offer will be completed (or, if so, what the final terms or timing may be) and, accordingly, cannot be certain that Capitol will reacquire and redeem any trust-preferred securities. If Capitol’s board of directors determines that such issuance is in the best interests of Capitol, Capitol could exchange up to a total of 13,000,000 shares of previously unissued common stock in the CDBLs Exchange Offer.

Reasons for the CDBLs Exchange Offer

Capitol’s board of directors recommends the approval of the issuance of shares of Capitol’s common stock pursuant to the CDBLs Exchange Offer because it will simplify Capitol’s ownership structure and will also provide an opportunity for liquidity by providing freely tradable shares of Capitol common stock to the holders of CDBL’s outstanding shares.

Why You Are Being Asked to Vote on the CDBLs Exchange Proposal

NYSE Rule 312.03 requires shareholder approval prior to the sale, issuance or potential issuance of a number of shares of Capitol’s common stock in a transaction other than a public offering which equals or exceeds 20% of the shares or voting power outstanding before the issuance, if the sale price of such stock is less than the greater of its book value or market value.

Based on the value of the CDBL shares Capitol may receive in exchange for each share of common stock issued in the CDBLs Exchange Offer, the current trading price for Capitol’s common stock and the book value per share of Capitol’s common stock at September 30, 2010, Capitol expects that the implied value of each share of Capitol’s common stock issued in the CDBLs Exchange Offer will be less than the greater of the book value or market value of the shares. Given the uncertainty in the amount of CDBL shares that may be tendered in the CDBLs Exchange Offer, and as a result the number of shares of Capitol’s common stock to be issued to tendering holders of the CDBL shares, the CDBLs Exchange Offer, either alone or when combined with the TruPS Exchange Offer, would result in the issuance of 20% or more of the outstanding common stock of Capitol. Therefore, to comply with NYSE Rule 312.03, Capitol is seeking approval for the potential issuance of up to 13,000,000 shares of Capitol’s common stock in the CDBLs Exchange Offer so that Capitol will have flexibility to complete the CDBLs Exchange Offer on a timely basis and issue in the CDBLs Exchange Offer an amount of shares that exceeds 20% of Capitol’s outstanding common stock.

Capitol has the right, subject to applicable law, to modify the terms of the CDBLs Exchange Offer at any time prior to the expiration date and may modify such terms if deemed in the best interests of Capitol. If Capitol were to wait until after deciding to modify the terms of the CDBLs Exchange Offer before arranging for another meeting of shareholders to approve the terms as modified, it would delay and possibly jeopardize the consummation of the transaction.

As of the date of this Proxy Statement, except as otherwise disclosed in this Proxy Statement, Capitol does not have any specific plans, arrangements or contracts with any third party, which alone or when aggregated with subsequent transactions, would contemplate or require Capitol to issue shares of previously unissued common stock or other securities exercisable for or convertible into common stock in excess of 20% of Capitol’s outstanding common stock or voting power, and at a price that would be less than the greater of the book value or market value of Capitol’s common stock as of such date, or that would result in a change in control of Capitol. If any material plans, arrangements or contracts regarding securities issuances subject to this proposal arise after the date of this Proxy Statement and prior to the actual vote on this proposal, Capitol will notify shareholders and make revised proxy solicitation materials publicly available in accordance with SEC rules. These materials will include a new proxy card, if necessary.

Effect of the Issuance of Additional Shares of Common Stock Pursuant to the Exchange Offer

Any transaction requiring approval by shareholders under NYSE Rule 312.03 would likely result in a significant increase in the number of shares of common stock outstanding, and current shareholders will own a smaller percentage of Capitol’s outstanding common stock. Moreover, the shares of common stock exchanged for shares of the CDBLs will be freely tradable. If a significant percentage of the outstanding trust-preferred securities are tendered in the CDBLs Exchange Offer, the issuance of common stock in exchange for the each of the CDBLs’ shares will cause a significant reduction in the percentage interests of Capitol’s current holders of its common stock in the voting power, liquidation value, and book and market value of Capitol, and in Capitol’s future per–share operating results. The sale or resale of those shares could cause the market price of Capitol’s common stock to decline. In addition to the foregoing, the increase in the number of shares of common stock issued in connection with one or more financings may have an incidental anti-takeover effect in that additional shares may dilute the stock ownership of one or more parties seeking to obtain control of Capitol. The increased number of issued shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership. Please also see “Proposal 1: Increase Authorized Common Stock—Effect of the Proposed Amendment.”

The following table illustrates potential dilution to Capitol’s existing shareholders resulting from the issuance of previously unissued shares of Capitol’s common stock in the CDBLs Exchange Offer under both a low participation scenario, in which only 25% of the outstanding CDBLs’ shares are tendered in the CDBLs Exchange Offer, and a high participation scenario, in which 75% of the outstanding CDBL shares are tendered in the CDBLs Exchange Offer.  The percentages shown below reflect the number of shares issued in the CDBLs Exchange Offer as a percentage of total pro forma shares outstanding following the CDBLs Exchange Offer based on the assumptions indicated:

If 25% Tender		If 75% Tender
Shares Issued(1)	% of Total Outstanding(2)	Shares Issued(1)	% of Total Outstanding(2)
3,164,800	12.77%	9,494,400	30.51%

(1) Assumes that for each outstanding CDBL share tendered, a holder would receive 200 shares of common stock.

(2) Assumes that the number of shares of common stock outstanding after the completion of the CDBLs Exchange Offer would be the sum of 21,623,056 (the number of shares of Capitol common stock outstanding as of September 30, 2010), plus the number of shares potentially issuable in the CDBLs Exchange Offer, based on the assumption described in (1) above.

Potential Impact if the CDBLs Exchange Proposal is Not Approved

If holders of Capitol’s common stock do not approve this proposal, the number of shares of common stock that Capitol may issue pursuant to the CDBLs Exchange Offer would be limited to less than 20% of the shares of Capitol’s common stock issued and outstanding immediately prior to the issuance of such shares. If this proposal is not approved, the maximum aggregate number of new shares that may be issued in the CDBLs Exchange Offer will be limited to less than 20% of Capitol’s outstanding common shares, based on its shares outstanding as of December 31, 2010. Depending on the amount of CDBL shares tendered for exchange and market conditions at the time of the CDBLs Exchange Offer, this limitation on the number of shares available for exchange may have a material adverse impact on the CDBLs Exchange Offer’s outcome.

Shareholder Vote Necessary to Approve the CDBLs Exchange Proposal

Approval of the CDBLs Exchange Proposal requires the affirmative vote of a majority of the votes cast in person or by proxy at the Special Meeting. Accordingly, abstentions and broker non-votes with respect to this proposal will not affect whether this proposal is approved.

Board of Directors’ Recommendation

Capitol’s board of directors recommends that you vote your shares “FOR” the CDBLs Exchange Proposal, for purposes of complying with NYSE Rule 312.03.

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PROPOSAL 4

APPROVAL OF AN AMENDMENT TO CAPITOL’S ARTICLES OF INCORPORATION TO
EFFECT A REVERSE STOCK SPLIT OF COMMON STOCK

On December 9, 2010, Capitol’s board of directors adopted resolutions (1) declaring that an amendment to the Articles of Incorporation to effect a reverse stock split, as described below, was advisable and (2) directing that a proposal to approve the reverse stock split be submitted to the holders of Capitol’s common stock for their approval at the Special Meeting.

The Reverse Stock Split Proposal

The form of the proposed amendment to Capitol’s Articles of Incorporation to effect the reverse stock split is attached as Annex II. If approved by holders of Capitol’s common stock, this proposal would permit (but not require) the Board of Directors to effect a reverse stock split of Capitol’s common stock at any time prior to December 31, 2011 at one of five reverse split ratios, 1-for-5, 1-for-10, 1-for-25, 1-for-50 or 1-for-75, with the exact ratio to be set at a whole number within this range as determined by the Board of Directors in its sole discretion. Capitol believes that enabling its board of directors to set the ratio within the stated range will provide Capitol with the flexibility to implement the reverse stock split in a manner designed to maximize the anticipated benefits for Capitol’s shareholders, by allowing Capitol to restore Capitol’s common stock price to a normalized trading level, which will enhance liquidity, and help prevent Capitol’s common stock from being delisted by the NYSE (the NYSE’s rules require delisting when shares fall below $1.00 per share for a period of time) and will also allow Capitol to reduce certain future transaction costs (e.g., proxy solicitation fees). In determining the ratio, if any, following the receipt of shareholder approval, Capitol’s board of directors may consider, among other things, factors such as:

•	the historical trading price and trading volume of Capitol’s common stock;

•	the number of shares of Capitol’s common stock outstanding;

•	the then-prevailing trading price and trading volume of Capitol’s common stock and the anticipated impact of the reverse stock split on the trading market for Capitol’s common stock;

•	the anticipated impact of a particular ratio on Capitol’s ability to reduce administrative and transactional costs; and

•	prevailing general market and economic conditions.

Capitol’s board of directors reserves the right to abandon the reverse stock split, including any or all proposed reverse stock split ratios, if it determines in its sole discretion, that the reverse stock split is no longer in the best interests of Capitol and its holders.

Depending on the ratio for the reverse stock split determined by Capitol’s board of directors, five, ten, twenty-five, fifty or seventy-five shares of existing common stock will be combined into one share of common stock. The number of shares of common stock issued and outstanding will therefore be reduced, depending upon the reverse stock split ratio determined by Capitol’s board of directors. The amendment to Capitol’s Articles of Incorporation that is filed to effect the reverse stock split, if any, will include only the reverse split ratio determined by Capitol’s board of directors to be in the best interests of holders of Capitol’s common stock and all of the other proposed amendments at different ratios will be abandoned.

If the reverse stock split is completed, Capitol will also proportionately reduce the number of authorized shares of Capitol’s common stock, as described below in “Authorized Shares.” Accordingly, Capitol is also proposing to adopt amendments to Capitol’s Articles of Incorporation to reduce the total number of authorized shares of common stock, depending on the reverse split ratio determined by its board of directors. The amendment to Capitol’s Articles of Incorporation that is filed in connection with the reverse stock split, if any, will include only the total number of authorized shares of common stock determined by its board of directors to be in the best interests of shareholders and all of the other proposed amendments for different numbers of authorized shares will be abandoned. If Capitol’s board of directors abandons the reverse stock split, it will also abandon the related reduction in the number of authorized shares.

To avoid the existence of fractional shares of Capitol’s common stock, shareholders of record who would otherwise hold fractional shares as a result of the reverse stock split will be entitled to receive cash (without interest) in lieu of such fractional shares from Capitol’s transfer agent. The total amount of cash that will be paid to holders of fractional shares following the reverse stock split will be an amount equal to the net proceeds (after customary brokerage commissions, other expenses and applicable withholding taxes) attributable to the sale of such fractional shares following the aggregation and sale by Capitol’s transfer agent of all fractional shares otherwise issuable. Holders of fractional shares as a result of the reverse stock split will be paid such proceeds by Capitol’s transfer agent on a pro rata basis, depending on the fractional amount of shares that they owned.

Background and Reasons for the Reverse Stock Split Proposal

Capitol’s board of directors is submitting this proposal to holders of Capitol’s common stock for approval with the primary intent of increasing the market price per share of Capitol’s common stock to make such common stock more attractive to a broader range of institutional and other investors, and to help prevent the delisting of Capitol’s common stock from the NYSE. Accordingly, Capitol’s board of directors believes that effecting the reverse stock split is in Capitol’s and holders of Capitol’s common stock best interests. The reverse stock split, if approved and implemented by Capitol’s board of directors, will enhance liquidity and will also allow Capitol to reduce certain future Capitol’s transaction costs (e.g., proxy solicitation fees).

Capitol believes that the reverse stock split will help make Capitol’s common stock more attractive to a broader range of institutional and other investors, as Capitol has been advised that the current market price of Capitol’s common stock may affect its acceptability to certain institutional investors, professional investors and other members of the investing public. Many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. In addition, some of those policies and practices may function to make the processing of trades in low-priced stocks economically unattractive to brokers. Moreover, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, the current average price per share of common stock can result in individual shareholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were substantially higher. Capitol believes that a reverse stock split will make Capitol’s common stock a more attractive and cost effective investment for many investors, which will enhance the liquidity of the holders of Capitol’s common stock.

Reducing the number of outstanding shares of Capitol’s common stock through the reverse stock split is intended, absent other factors, to increase the per share market price of Capitol’s common stock. However, other factors, such as Capitol’s operating results, financial condition, capital adequacy, regulatory status, market conditions and the market perception of Capitol’s business, among others, may adversely affect the market price of Capitol’s common stock. As a result, there can be no assurance that the reverse stock split, if completed, will result in the intended benefits described above, that the market price of Capitol’s common stock will increase following the reverse stock split or that the market price of Capitol’s common stock will not decrease in the future. Additionally, Capitol cannot assure you that the market price per share of Capitol’s common stock after a reverse stock split will increase in proportion to the reduction in the number of shares of Capitol’s common stock outstanding before the reverse stock split. Accordingly, the total market capitalization of Capitol’s common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split.

Procedure for Implementing the Reverse Stock Split

The reverse stock split, if approved by Capitol’s shareholders, would become effective upon the filing (the “Effective Time”) of the Articles of Amendment, in the form approved by the holders of Capitol’s common stock, with the Department of Labor and Economic Growth of the State of Michigan. The exact timing of the filing of the Articles of Amendment that will effect the reverse stock split will be determined by Capitol’s board of directors based on its evaluation as to when such action will be the most advantageous to Capitol and Capitol’s shareholders. In addition, the Board of Directors reserves the right, notwithstanding shareholder approval and without further action by the holders of Capitol’s common stock, to elect not to proceed with the reverse stock split if, at any time prior to filing the Articles of Amendment, Capitol’s board of directors, in its sole discretion, determines that it is no longer in Capitol’s best interest and the best interests of Capitol’s shareholders to proceed with the reverse stock split. If the Articles of Amendment effecting the reverse stock split and related share decrease have not been filed with the Department of Labor and Economic Growth by the close of business on December 31, 2011, the Board of Directors will abandon the reverse stock split.

Effect of the Reverse Stock Split on Holders of Outstanding Common Stock

Depending on the ratio for the reverse stock split determined by Capitol's board of directors, five, ten, twenty-five, fifty or seventy-five shares of existing common stock will be combined into one new share of common stock. The number of shares of common stock issued and outstanding will therefore be reduced, depending upon the reverse stock split ratio determined by the Board of Directors. The table below illustrates the effect, as of December 31, 2010, of the reverse stock split at each possible ratio with approval of Proposal 4 and with or without approval of Proposal 1 to increase the number of authorized (and also the issued or reserved for issuance) shares of common stock (without giving effect to the treatment of fractional shares):

	Approximate Number of Authorized Shares of
	Common Stock Following the Reverse Stock Split
Reverse Stock Split Ratio	If the Authorized Share Increase is Not Approved	If the Authorized Share Increase is Approved
1-for-5	10,000,000	300,000,000
1-for-10	5,000,000	150,000,000
1-for-25	2,000,000	60,000,000
1-for-50	1,000,000	30,000,000
1-for-75	666,667	20,000,000

The actual number of authorized shares after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board of Directors.

The reverse stock split will affect all holders of Capitol’s common stock uniformly and will not affect any shareholder’s percentage ownership interest in Capitol, except that, as described in “Fractional Shares,” record holders of common stock otherwise entitled to a fractional share as a result of the reverse stock split will receive a cash payment in lieu of such fractional share. These cash payments will reduce the number of post-reverse stock split holders of Capitol’s common stock to the extent there are currently shareholders who would otherwise receive less than one share of common stock after the reverse stock split. In addition, the reverse stock split will not affect any shareholder’s proportionate voting power (subject to the treatment of fractional shares).

The reverse stock split may result in some shareholders owning “odd lots” of less than 100 shares of common stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

After the Effective Time, Capitol’s common stock will have a new Committee on Uniform Securities Identification Procedures (“CUSIP”) number, which is used to identify Capitol’s equity securities, and stock certificates with the older CUSIP number will need to be exchanged for stock certificates with the new CUSIP number by following the procedures described below.

After the Effective Time, Capitol intends to continue to be subject to the periodic reporting and other requirements of the Securities Exchange Act of 1934, as amended. Capitol’s common stock will continue to be listed on the New York Stock Exchange under the symbol “CBC,” or such other trading symbol as may be applicable at the time, subject to possible delisting in the event the market price of Capitol’s common stock continues to trade below certain minimum values for a period of time.

Beneficial Holders of Common Stock (i.e. shareholders who hold in street name)

Upon the implementation of the reverse stock split, Capitol intends to treat shares held by shareholders through a bank, broker, custodian or other nominee in the same manner as registered shareholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding Capitol’s common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered shareholders for processing the reverse stock split and making payment for fractional shares. Shareholders who hold shares of Capitol’s common stock with a bank, broker, custodian or other nominee and who have any questions in this regard are encouraged to contact their banks, brokers, custodians or other nominees.

Registered “Book-Entry” Holders of Common Stock (i.e. shareholders that are registered on the transfer agent’s books and records but do not hold stock certificates)

Some of Capitol’s registered holders of common stock may hold some or all of their shares electronically in book-entry form with the transfer agent. These shareholders do not hold stock certificates evidencing their ownership of the common stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts.

Shareholders who hold registered shares in book-entry form with Capitol’s transfer agent will be sent a transmittal letter by the transfer agent after the Effective Time, and will need to return a properly completed and duly executed transmittal letter in order to receive any cash payment in lieu of fractional shares or any other distributions, if any, that may be declared and payable to holders of record following the reverse stock split.  As discussed elsewhere herein, Capitol is currently prohibited from redeeming any of its common stock (including fractional shares resulting from the reverse stock split, if any,) and dividends or other distributions without obtaining prior regulatory approval.

Holders of Certificated Shares of Common Stock

Shareholders holding shares of Capitol’s common stock in certificated form will be sent a transmittal letter by Capitol’s transfer agent after the Effective Time. The letter of transmittal will contain instructions on how a shareholder should surrender his, her or its certificate(s) representing shares of Capitol’s common stock (the “Old Certificates”) to the transfer agent in exchange for certificates representing the appropriate number of whole shares of post-reverse stock split common stock (the “New Certificates”). No New Certificates will be issued to a shareholder until such shareholder has surrendered all Old Certificates, together with a properly completed and executed letter of transmittal, to the transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its Old Certificates. Shareholders will then receive New Certificate(s) representing the number of whole shares of common stock that they are entitled as a result of the reverse stock split. Until surrendered, Capitol will deem outstanding Old Certificates held by shareholders to be cancelled and only to represent the number of whole shares of post-reverse stock split common stock to which these shareholders are entitled as if the New Certificates have been issued. Any Old Certificates submitted for exchange, whether because of a sale, transfer or other disposition of stock, will automatically be exchanged for New Certificates. If an Old Certificate has a restrictive legend on the back of the Old Certificate, the New Certificate will be issued with the same restrictive legend that is on the back of the Old Certificate. If a shareholder is entitled to a payment in lieu of any fractional share interest, such payment will be made as described below under “Fractional Shares.”

SHAREHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT
SUBMIT ANY STOCK CERTIFICATE(S) UNTIL REQUESTED TO DO SO.

Fractional Shares

Capitol does not intend to issue fractional shares in connection with the reverse stock split. Therefore, Capitol does not expect to issue certificates representing fractional shares. Shareholders of record who would otherwise hold fractional shares, because the number of shares of common stock they hold before the reverse stock split is not evenly divisible by the split ratio ultimately determined by the Board of Directors, will be entitled to receive cash (without interest and subject to applicable withholding taxes) in lieu of such fractional shares from Capitol’s transfer agent. Capitol’s transfer agent will aggregate all fractional shares following the reverse stock split and sell them into the market. The total amount of cash that will be paid to holders of fractional shares following the reverse stock split will be an amount equal to the net proceeds (after customary brokerage commissions and other expenses) attributable to such sale. Holders of fractional shares as a result of the reverse stock split will be paid such proceeds on a pro rata basis, depending on the fractional amount of shares that they would have otherwise been entitled to receive.

If a shareholder who holds shares in certificated form is entitled to a payment in lieu of any fractional share interest, the shareholder will receive a check as soon as practicable after the Effective Time and after the shareholder has submitted an executed transmittal letter and surrendered all Old Certificates, as described in “Holders of Certificated Shares of Common Stock.” Shareholders who hold shares of Capitol’s common stock with a bank, broker, custodian or other nominee should contact their bank, broker, custodian or other nominee for information on the treatment and processing of fractional shares by their bank, broker, custodian or other nominee. By signing and cashing the check, shareholders will warrant that they owned the shares of common stock for which they received a cash payment. The cash payment is subject to applicable federal and state income tax and state abandoned property state laws. Shareholders will not be entitled to receive interest for the period of time between the Effective Time and the date payment is received.

As discussed elsewhere herein, Capitol is currently prohibited from redeeming any of its common stock (including fractional shares resulting from the reverse stock split, if any,) and dividends or other distributions without obtaining prior regulatory approval.

Authorized Shares

If and when Capitol’s board of directors elects to effect the reverse stock split, Capitol will also reduce the number of its authorized shares of common stock in proportion to the reverse stock split ratio. The reduction in the number of authorized shares would be effected by the filing of the Articles of Amendment, as previously discussed. The table on page 21 under “Effect of the Reverse Stock Split on Holders of Outstanding Common Stock” shows the number to which authorized shares of common stock will be reduced resulting from the hypothetical reverse stock split ratios. The actual number of authorized shares after giving effect to the reverse stock split, if implemented, will depend on the reverse stock split ratio that is ultimately determined by the Board of Directors.

Effect of the Reverse Stock Split on Stock Options, Restricted Stock Awards and Units, Warrants and Convertible or Exchangeable Securities

Based upon the reverse stock split ratio determined by Capitol’s board of directors, proportionate adjustments are required to be made to the per-share exercise price and the number of shares issuable upon the exercise or conversion of all outstanding stock options, warrants, convertible or exchangeable securities entitling the holders to purchase, exchange for, or convert into, shares of Capitol’s common stock. This would result in approximately the same aggregate price being required to be paid under such options, warrants, convertible or exchangeable securities upon exercise, and approximately the same value of shares of Capitol’s common stock being delivered upon such exercise, exchange or conversion, immediately following the reverse stock split as was the case immediately preceding the reverse stock split. The number of shares deliverable upon settlement or vesting of restricted stock awards and units will be similarly adjusted. The number of shares reserved for issuance pursuant to these securities will be reduced proportionately based upon the reverse stock split ratio determined by Capitol’s board of directors.

Accounting Matters

The proposed amendments to Capitol’s Articles of Incorporation will not affect the par value of Capitol’s common stock per share, which will remain at no par value per share. The reverse stock split will have no effect on Capitol’s stockholders’ equity other than decreasing the number of shares of Capitol’s common stock outstanding. Capitol’s net loss per-share (or net income, if applicable) will increase because there will be fewer shares of common stock outstanding.

Certain U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following summary describes certain material U.S. federal income tax consequences of the reverse stock split to holders of Capitol’s common stock.

Unless otherwise specifically indicated herein, this summary addresses the tax consequences only to a beneficial owner of Capitol’s common stock that is a citizen or individual resident of the United States, a corporation organized in or under the laws of the United States or any state thereof or the District of Columbia or otherwise subject to U.S. federal income taxation on a net income basis in respect to Capitol’s common stock (a “U.S. holder”). This summary does not address all of the tax consequences that may be relevant to any particular investor, including tax considerations that arise from rules of general application to all taxpayers or to certain classes of taxpayers or that are generally assumed to be known by investors. This summary also does not address the tax consequences to (i) persons that may be subject to special treatment under U.S. federal income tax law, such as banks, insurance companies, thrift institutions, regulated investment companies, real estate investment trusts, tax-exempt organizations, U.S. expatriates, persons subject to the alternative minimum tax, traders in securities that elect to mark to market and dealers in securities or currencies, (ii) persons that hold Capitol’s common stock as part of a position in a “straddle” or as part of a “hedging,” “conversion” or other integrated investment transaction for federal income tax purposes, or (iii) persons that do not hold Capitol’s common stock as “capital assets” (generally, property held for investment).

This summary is based on the provisions of the Internal Revenue Code of 1986, as amended, U.S. Treasury regulations, administrative rulings and judicial authority, all as in effect as of this Proxy Statement. Subsequent developments in U.S. federal income tax law and regulations, including changes in law or differing interpretations, which may be applied retroactively, could have a material effect on the U.S. federal income tax consequences of the reverse stock split.

EACH PROSPECTIVE INVESTOR SHOULD CONSULT ITS OWN TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT.

If a partnership (or other entity classified as a partnership for U.S. federal income tax purposes) is the beneficial owner of Capitol’s common stock, the U.S. federal income tax treatment of a partner in the partnership will generally depend on the status of the partner and the activities of the partnership. Partnerships that hold Capitol’s common stock, and partners in such partnerships, should consult their own tax advisors regarding the U.S. federal income tax consequences of the reverse stock split.

U.S. Holders

The reverse stock split should be treated as a recapitalization for U.S. federal income tax purposes. Therefore, except as described below with respect to cash in lieu of fractional shares, no gain or loss will be recognized upon the reverse stock split. Accordingly, the aggregate tax basis in the common stock received pursuant to the reverse stock split should equal the aggregate tax basis in the common stock surrendered (excluding the portion of the tax basis that is allocable to any fractional share), and the holding period for the common stock received should include the holding period for the common stock surrendered.

A U.S. holder who receives cash in lieu of a fractional share of Capitol’s common stock, pursuant to the reverse stock split, should recognize capital gain or loss in an amount equal to the difference between the amount of cash received and the U.S. holder’s tax basis in the shares of Capitol’s common stock surrendered that is allocated to such fractional share of Capitol’s common stock. Such capital gain or loss should be a long-term capital gain or loss if the U.S. holder’s holding period for Capitol’s common stock surrendered exceeded one year at the Effective Time. The deductibility of net capital losses by individuals and corporations is subject to limitations.

U.S. Information Reporting and Backup Withholding. Information returns generally will be required to be filed with the Internal Revenue Service (“IRS”) with respect to the receipt of cash in lieu of a fractional share of Capitol’s common stock pursuant to the reverse stock split in the case of certain U.S. holders. In addition, U.S. holders may be subject to a backup withholding tax (at the current applicable rate of 28%) on the payment of such cash if they do not provide their taxpayer identification numbers in the manner required or otherwise fail to comply with applicable backup withholding tax rules. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the U.S. holder’s federal income tax liability, if any, provided the required information is timely furnished to the IRS.

Non-U.S. Holders

The discussion in this section is addressed to “non-U.S. holders.” A non-U.S. holder is a beneficial owner of Capitol’s common stock who is a foreign corporation or a non-resident alien individual.

Generally, non-U.S. holders will not recognize any gain or loss upon the reverse stock split. In particular, gain or loss will not be recognized with respect to cash received in lieu of a fractional share provided that (a) such gain or loss is not effectively connected with the conduct of a trade or business in the United States (or, if certain income tax treaties apply, is not attributable to a non-U.S. holder’s permanent establishment in the United States), (b) with respect to non-U.S. holders who are individuals, such non-U.S. holders are present in the United States for less than 183 days in the taxable year of the reverse stock split and other conditions are met, and (c) such non-U.S. holders comply with certain certification requirements.

U.S. Information Reporting and Backup Withholding Tax. In general, backup withholding and information reporting will not apply to payment of cash in lieu of a fractional share of Capitol’s common stock to a non-U.S. holder, pursuant to the reverse stock split, if the non-U.S. holder certifies under penalty of perjury that it is a non-U.S. holder and the applicable withholding agent does not have actual knowledge to the contrary. Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or allowed as a credit against the non-U.S. holder’s U.S. federal income tax liability, if any, provided that certain required information is timely furnished to the IRS. In certain circumstances the amount of cash paid to a non-U.S. holder in lieu of a fractional share of Capitol’s common stock, the name and address of the beneficial owner and the amount, if any, of tax withheld may be reported to the IRS.

No Appraisal Rights

Under Michigan law and Capitol’s Articles of Incorporation, as amended, holders of Capitol’s common stock will not be entitled to appraisal rights with respect to the reverse stock split.

Vote Required to Approve the Amendment and Recommendation

To be approved, Proposal 4 must receive the affirmative vote of the majority of the outstanding shares of Capitol’s common stock.  Accordingly, abstentions and broker non-votes will have the same effect as voting against the proposal.

Capitol’s board of directors unanimously recommends a vote “FOR” the Reverse Stock Split Proposal.

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PROPOSAL 5

ADJOURNMENT OF THE SPECIAL MEETING

Proposal 5 would provide the proxy holders discretionary authority to vote to adjourn the Special Meeting for up to 120 days if there are not sufficient shares voted at the Special Meeting, in person or by proxy, to approve Proposals 1, 2, 3, and 4.

If Capitol desires to adjourn the Special Meeting, the presiding officer at the Special Meeting will request a motion that the Meeting be adjourned for up to 120 days with respect to Proposals 1, 2, 3, and 4 (and solely with respect to Proposals 1, 2, 3, and 4 provided that a quorum is present at the Special Meeting), and no vote will be taken on those proposals at the originally scheduled Special Meeting. Unless revoked prior to its use, any proxy solicited for the Special Meeting will continue to be valid for any adjourned meeting, and will be voted in accordance with instructions contained therein, and if no contrary instructions are given, for Proposals 1, 2, 3, and 4.

Approval of this Proposal will allow Capitol, to the extent that shares voted by proxy are required to approve a proposal to adjourn the Special Meeting, to solicit additional proxies to determine whether sufficient shares will be voted in favor of or against Proposals 1, 2, 3, and 4. If Capitol is unable to adjourn the Special Meeting to solicit additional proxies, Proposals 1, 2, 3, and 4 may fail, not because holders of Capitol’s common stock voted against the proposals, but rather because there were not sufficient shares represented at the Special Meeting to approve Proposals 1, 2, 3, and 4. Capitol has no reason to believe that an adjournment of the Special Meeting will be necessary at this time.

This Proposal requires approval by the affirmative vote of a majority of votes cast at the Meeting.

Capitol’s board of directors unanimously recommends a vote “FOR” Proposal 5.

*    *   *

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COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

STOCK OWNERSHIP

The following table sets forth information as of December 23, 2010 regarding each person (including any group as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) who was known to be the beneficial owner of more than 5% of Capitol's common stock as of that date, each of the directors (including each nominee for election as a director), the chief executive officer and the four other named executive officers, and all directors and executive officers as a group including the named executive officers:

Name of Beneficial Owner	Common Stock(1)(2)(3)	Rights to Acquire(4)	Restricted Stock(5)	Percent of Common Stock(6)

Dimensional Fund Advisors, LP* Palisades West, Building One 6300 Bee Cave Road Austin, TX 78746	1,217,238	—	—	6.95%

Joseph D. Reid Capitol Bancorp Center 200 N. Washington Square Lansing, MI, 48933	904,553	1,036,592	11,646	8.39%
Michael L. Kasten(7)	126,394	23,769	—	**
Lyle W. Miller(8)	97,237	23,056	—	**
David O'Leary (9)	85,690	23,097	—	**
Paul R. Ballard	102,794	23,661	—	**
Lawrence Connell	—	—	224,720	1.04%
David L. Becker	84,854	22,229	—	**
Michael J. Devine	14,202	23,662	—	**
James C. Epolito	4,210	22,962	—	**
Gary A. Falkenberg	64,149	22,962	—	**
Joel I. Ferguson(10)	134,152	21,314	—	**
Kathleen A. Gaskin	39,877	22,962	—	**
H. Nicholas Genova	16,521	22,229	—	**
Lewis D. Johns	250,963	23,056	—	1.18%
Steven L. Maas(11)	106,960	15,883	—	**
Calvin D. Meeusen	97,626	—	—	**
Myrl D. Nofziger	68,398	22,229	—	**
Cristin K. Reid(12)	63,961	52,539	2,000	**
Ronald K. Sable	37,833	22,229	—	**
Lee W. Hendrickson(13)	22,355	53,841	2,000	**
Bruce A. Thomas	15,078	47,658	2,000	**
All directors and executive officers as a group (48 Persons)(14)	2,706,605	1,668,044	255,866	19.89%

*      Dimensional Fund Advisors, LP is not affiliated with Capitol.  The number of shares and percent of common stock reported above are based on Schedule 13G filed by Dimensional Fund Advisors, LP as of December 31, 2009.
**    Less than 1%

(1)
Represents shares for which the named person (a) has sole voting and investment power or (b) has shared voting and investment power. Excluded are shares that (i) are restricted stock holdings or (ii) may be acquired through stock option or warrant exercises.

(2)	Includes shares held in Capitol's 401(k) plan: 24,743 for Mr. Reid; 19,191 for Ms. Reid and 547 for Mr. Thomas.
(3)	Includes shares allocated and held in Capitol's ESOP: 3,371 for Ms. Reid; 3,278 for Mr. Hendrickson and 2,718 for Mr. Thomas.
(4)	Represents shares of common stock that can be acquired through stock options exercisable within sixty days after December 23, 2010.
(5)
Represents shares of common stock subject to a vesting schedule, achievement of certain performance criteria, forfeiture risk and other restrictions. Although these shares are subject to forfeiture provisions, the holder has the right to vote the shares and receive dividends until they are forfeited.

(6)	Assumes shares that such person has rights to acquire are outstanding.
(7)	Mr. Kasten reported 80,000 shares pledged as security.
(8)	Mr. Miller reported 35,300 shares pledged as security.
(9)	Mr. O’Leary reported 51,201 shares pledged as security.
(10)	Mr. Ferguson reported 3,000 shares pledged as security.
(11)	Mr. Maas reported 7,498 shares pledged as security.
(12)	Ms. Reid reported 1,461 shares pledged as security. Excludes 39,619 stock options and 2,000 shares of restricted stock held by Brian K. English, Capitol's General Counsel and Ms. Reid's husband.
(13)	Mr. Hendrickson reported 4,394 shares pledged as security.
(14)
Includes 108,844 shares held in Capitol's 401(k) Plan, 57,484 shares allocated and held in Capitol's ESOP, and 111,047 shares allocated and held in Capitol's Directors' Deferred Compensation Plan.  As a group, all directors and executive officers have 201,474 shares pledged as security.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

BDO USA, LLP (“BDO”) has served as Capitol’s independent registered public accounting firm for the year ended December 31, 2009. At Capitol’s annual meeting of shareholders held on April 28, 2010, Capitol’s shareholders ratified the appointment of BDO as Capitol’s independent registered public accounting firm for the year ending December 31, 2010. A representative of BDO is not expected to be present at the Special Meeting.

OTHER BUSINESS

As of the date of this Proxy Statement, there is no business to be transacted at the Special Meeting other than that referred to in the Notice of Special Meeting of shareholders and it is not anticipated that other matters will be brought before the Special Meeting. If, however, other matters should properly be brought before the Special Meeting, it is intended that the proxy holders may vote or act in accordance with Capitol’s board of directors’ recommendation on such matters.

SHAREHOLDER PROPOSALS

Shareholder Proposals for Inclusion in Proxy Statement

The deadline for a shareholder proposal to be considered for inclusion in Capitol's proxy statement for its 2011 Annual Meeting was November 19, 2010.  The date of the 2011 Annual Meeting has not been set. The use of certified mail, return receipt requested is advised if submitting such a proposal.  The proposal must comply with SEC regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Shareholder Proposals for Presentation at 2011 Annual Meeting

Capitol’s bylaws provide that a shareholder may nominate a director for election at its annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the secretary of Capitol at its principal executive offices in Lansing, Michigan, at least 120 days but no more than 180 days in advance of the anniversary of the prior year’s annual meeting.  For the 2011 annual meeting of shareholders, director nominations and shareholder proposals must be received no later than December 29, 2010.  The nomination or proposal must contain the specific information required by Capitol’s bylaws.  You may request a copy of Capitol’s bylaws by contacting Capitol’s secretary, Capitol Bancorp Limited, Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan 48933, or by telephone at 517-487-6555.  Shareholder proposals that are received by Capitol after December 29, 2010, may not be presented in any manner at the 2011 annual meeting of shareholders.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

Capitol is subject to the information requirements of the Exchange Act, which means Capitol is required to file annual, quarterly and current reports, proxy statements and other information with the SEC. Capitol’s SEC filings are available to the public over the Internet at the SEC’s website at http://www.sec.gov. You may also read and copy any document Capitol files with the SEC at its Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may also obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330.  Capitol’s various SEC filings are also available at its Internet website at http://www.capitolbancorp.com.

To aid in your evaluation of the matters to be voted upon at the Special Meeting, a compact disk is enclosed herewith which includes a copy of Capitol’s 2009 Annual Report to Shareholders and its report on Form 10-Q for the period ended September 30, 2010.

INCORPORATION BY REFERENCE

The SEC allows Capitol to “incorporate by reference” into this Proxy Statement documents Capitol files with the SEC. This means that Capitol can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that Capitol files with the SEC as specified below will update and supersede that information. Capitol incorporates by reference the following documents (excluding any portions of such documents that have been “furnished” but not “filed” for purposes of the Securities Exchange Act of 1934, as amended):

•	Part II, Items 7, 7A, 8 and 9 of Capitol’s Annual Report on Form 10-K for the year ended December 31, 2009; and

•	Part I, Items 1, 2 and 3 of Capitol’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2010.

Capitol will provide you with a copy of any information that Capitol incorporates by reference into this Proxy Statement, at no cost, by writing or calling Capitol. Requests for such materials should be directed to:

Capitol Bancorp Limited
Attention: Corporate Secretary
 Capitol Bancorp Center
200 Washington Square North
 Lansing, Michigan 48933
Telephone number: 517-487-6555

                                                                            By order of Capitol’s board of directors,
Joseph D. Reid
Chairman and Chief Executive Officer

January 10, 2011

ALL SHAREHOLDERS ARE URGED TO SIGN
AND MAIL THEIR PROXIES PROMPTLY

ANNEX I

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma condensed consolidated financial information has been presented herein to give effect to and show the pro forma impact of the TruPS Exchange Offer, the CDBLs Exchange Offer and a proposed rights offering on Capitol’s consolidated balance sheet as of September 30, 2010 and also describes the pro forma impact of the TruPS Exchange Offer, the CDBLs Exchange Offer and a proposed rights offering on Capitol’s results of operations for the year ended December 31, 2009 and the nine months ended September 30, 2010.

The unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the financial position or results of operations that would have been realized had the Exchange Offers been completed as of the dates indicated or that will be realized in the future if the TruPS Exchange Offer and/or CDBLs Exchange Offer are consummated.

Capitol’s unaudited pro forma condensed consolidated balance sheet as of September 30, 2010 has been presented as if the TruPS Exchange Offer had been completed on September 30, 2010 and Capitol’s pro forma consolidated statements of operations have been presented as if the TruPS Exchange Offer and CDBLs Exchange Offer had been completed on January 1, 2009.

For purposes of the pro forma presentation for the year ended December 31, 2009 and the nine months ended and as of September 30, 2010, Capitol has assumed that, for purposes of the TruPS Exchange Offer, the number of Capitol’s common shares exchangeable for each $10.00 liquidation amount per security of the trust-preferred securities of Capitol Trust I and Capitol Trust XII (the “Publicly Held Trust-Preferred Securities”) is 10 shares of Capitol’s common stock and, for all other trust-preferred securities having a liquidation amount of $1,000 per-security (the “Non-Publicly Held Trust-Preferred Securities”), 1,000 shares of common stock.  Capitol has also assumed that Capitol’s shareholders will approve the TruPS Exchange Proposal such that Capitol will not be limited in the number of shares of common stock that Capitol may issue in the TruPS Exchange Offer.

Capitol has shown the pro forma impact of a “High Participation Scenario” and a “Low Participation Scenario” with respect to the TruPS Exchange Offer and the CDBLs Exchange Offer. The High Participation Scenario assumes the tender of 75% of the trust-preferred securities and exchange of such securities for shares of Capitol’s common stock and, similarly, assumes the tender of 75% of the CDBLs’ shares (excluding shares held by Capitol) and exchange of such securities for shares of Capitol’s common stock. The Low Participation Scenario assumes the tender of 25% of the trust-preferred securities and, similarly, assumes the tender of 25% of the CDBLs’ shares (excluding shares held by Capitol) and exchange of such securities for shares of Capitol’s common stock.

Additionally, the pro forma financial information includes illustration of the potential effect of Capitol’s proposed Rights Offering, as more fully described in “Recent Developments” herein. The inclusion of the TruPS Exchange Offer, CDBLs Exchange Offer and Capitol’s proposed Rights Offering in the pro forma financial information herein does not necessarily indicate that such transactions are likely to occur or will be completed in the participation scenarios indicated.

Capitol has not assumed that the TruPS Exchange Offer and CDBLs Exchange Offer will occur based on the potential limitation of the aggregate number of shares of common stock that may be issued in the TruPS Exchange Offer and CDBLs Exchange Offer to less than 20% of Capitol’s outstanding shares, if the amendment to Capitol’s Articles of Incorporation to increase its number of authorized shares is not approved.

There can be no assurances that the foregoing assumptions will be realized in the future, including as to the amounts of trust-preferred securities that will be tendered in the TruPS Exchange Offer, CDBLs Exchange Offer and Capitol’s proposed Rights Offering.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
September 30, 2010
Capitol Bancorp Limited

(In $1,000s, except per share data)

		Pro Forma, As Adjusted for the Proposals Pending for the Issuance of Capitol's Common Stock					
		Low Participation in Exchange Scenarios					
	Actual	Publicly-Held Trust-Preferred Securities (1)	Non-Publicly Held Trust-Preferred Securities (2)	Trust-Preferred Securities on Combined Basis	CDBLs Exchange Offer (3)	Rights Offering (4)	Pro Forma Effect of All Scenarios Combined
ASSETS							
Cash and cash equivalents	$ 813,513	$ 813,513	$ 813,513	$ 813,513	$ 813,513	$ 819,763	$ 819,763
Loans held for sale	7,736	7,736	7,736	7,736	7,736	7,736	7,736
Investment securities	30,675	30,675	30,675	30,675	30,675	30,675	30,675
Portfolio loans	3,251,942	3,251,942	3,251,942	3,251,942	3,251,942	3,251,942	3,251,942
Less allowance for loan losses	(148,777)	(148,777)	(148,777)	(148,777)	(148,777)	(148,777)	(148,777)
Net portfolio loans	3,103,165	3,103,165	3,103,165	3,103,165	3,103,165	3,103,165	3,103,165
Premises and equipment, net	42,281	42,281	42,281	42,281	42,281	42,281	42,281
Goodwill	66,105	66,105	66,105	66,105	66,105	66,105	66,105
Other real estate owned	108,424	108,424	108,424	108,424	108,424	108,424	108,424
Other assets	65,689	65,689	65,689	65,689	65,689	65,689	65,689
TOTAL ASSETS	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,243,838	$ 4,243,838
LIABILITIES AND EQUITY							
Liabilities:							
Deposits	$ 3,796,548	$ 3,796,548	$ 3,796,548	$ 3,796,548	$ 3,796,548	$ 3,796,548	$ 3,796,548
Notes payable and other borrowings	144,282	144,282	144,282	144,282	144,282	144,282	144,282
Subordinated debentures	167,550	158,091	135,122	125,663	167,550	167,550	125,663
Other liabilities	51,524	49,073	48,551	46,101	51,524	51,524	46,100
Total liabilities	4,159,904	4,147,994	4,124,503	4,112,594	4,159,904	4,159,904	4,112,593
Equity:							
Capitol Bancorp Limited stockholders' equity:							
Preferred stock	5,098	5,098	5,098	5,098	5,098	5,098	5,098
Common stock	288,031	292,812	303,751	308,532	289,552	294,281	316,303
Retained-earnings deficit	(245,397)	(238,268)	(225,717)	(218,587)	(260,872)	(245,397)	(234,062)
Other, net	(360)	(360)	(360)	(360)	(360)	(360)	(360)
Total Capitol Bancorp Limited stockholders' equity	47,372	59,282	82,773	94,682	33,418	53,622	86,979
Noncontrolling interests in consolidated subsidiaries	30,312	30,312	30,312	30,312	44,266	30,312	44,266
Total equity	77,684	89,594	113,085	124,994	77,684	83,934	131,245
TOTAL LIABILITIES AND EQUITY	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,243,838	$ 4,243,838
Number of common shares outstanding	21,623,056	31,583,306	54,373,056	64,333,306	24,787,856	46,623,056	92,498,106

(1) Assumes issuance of Capitol's common stock upon completion of the proposed trust-preferred securities exchange of Capitol Trust I and Capitol Trust XII securities at an assumed exchange ratio of 10 shares of Capitol's common stock for each $10.00 liquidation amount of trust-preferred securities tendered, assuming 25% of the outstanding liquidation amount of these trust-preferred securities are tendered and assuming an estimated fair value of $0.48 per common share (actual value per share will be different).

(2) Assumes issuance of Capitol's common stock upon completion of the proposed trust-preferred securities exchange of Capitol Trust II, Capitol Trust III, Capitol Trust IV, Capitol Trust VI, Capitol Trust VII, Capitol Trust VIII, Capitol Trust IX, Capitol Trust X and Capitol Trust XI at an assumed exchange ratio of 1,000 shares of Capitol's common stock for each $1,000 liquidation amount of trust-preferred securities tendered, assuming 25% of the combined outstanding liquidation amount of these trust-preferred securities are tendered and assuming an estimated fair value of $0.48 per common share (actual value per share will be different).

(3) Assumes issuance of Capitol's common stock upon completion of the proposed exchange of outstanding shares of Capitol Development Bancorp Limited ("CDBL") IV, CDBL V, CDBL VI, CDBL VII and CDBL VIII (collectively, the CDBLs Exchange Offer) at an assumed exchange ratio of 200 shares of Capitol's common stock for each CDBL share tendered, assuming 25% of the outstanding shares of each of the CDBLs are tendered and assuming an estimated fair value of $0.48 per common share (actual value per share will be different).

(4) Assumes issuance of Capitol's common stock upon completion of the proposed rights offering of up to $25 million at an assumed amount of $0.25 per common share (actual value per share will be different) and assuming 25% participation of the outstanding common shares of Capitol at September 30, 2010.

Pro Forma Condensed Consolidated Balance Sheet (Unaudited)
September 30, 2010
Capitol Bancorp Limited

(In $1,000s, except per share data)

	Actual	Pro Forma, As Adjusted for the Proposals Pending for the Issuance of Capitol's Common Stock — High Participation in Exchange Scenarios: Publicly-Held Trust-Preferred Securities (1)	Non-Publicly Held Trust-Preferred Securities (2)	Trust-Preferred Securities on Combined Basis	CDBLs Exchange Offer (3)	Rights Offering (4)	Pro Forma Effect of All Scenarios Combined
ASSETS							
Cash and cash equivalents	$ 813,513	$ 813,513	$ 813,513	$ 813,513	$ 813,513	$ 832,263	$ 832,263
Loans held for sale	7,736	7,736	7,736	7,736	7,736	7,736	7,736
Investment securities	30,675	30,675	30,675	30,675	30,675	30,675	30,675
Portfolio loans	3,251,942	3,251,942	3,251,942	3,251,942	3,251,942	3,251,942	3,251,942
Less allowance for loan losses	(148,777)	(148,777)	(148,777)	(148,777)	(148,777)	(148,777)	(148,777)
Net portfolio loans	3,103,165	3,103,165	3,103,165	3,103,165	3,103,165	3,103,165	3,103,165
Premises and equipment, net	42,281	42,281	42,281	42,281	42,281	42,281	42,281
Goodwill	66,105	66,105	66,105	66,105	66,105	66,105	66,105
Other real estate owned	108,424	108,424	108,424	108,424	108,424	108,424	108,424
Other assets	65,689	65,689	65,689	65,689	65,689	65,689	65,689
TOTAL ASSETS	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,256,338	$ 4,256,338
LIABILITIES AND EQUITY							
Liabilities:							
Deposits	$ 3,796,548	$ 3,796,548	$ 3,796,548	$ 3,796,548	$ 3,796,548	$ 3,796,548	$ 3,796,548
Notes payable and other borrowings	144,282	144,282	144,282	144,282	144,282	144,282	144,282
Subordinated debentures	167,550	139,171	70,266	41,887	167,550	167,550	41,887
Other liabilities	51,524	44,173	42,606	35,255	51,524	51,524	35,255
Total liabilities	4,159,904	4,124,174	4,053,702	4,017,972	4,159,904	4,159,904	4,017,972
Equity:							
Capitol Bancorp Limited stockholders' equity:							
Preferred stock	5,098	5,098	5,098	5,098	5,098	5,098	5,098
Common stock	288,031	302,374	335,191	349,534	292,589	306,781	372,842
Retained-earnings deficit	(245,397)	(224,010)	(186,356)	(164,968)	(267,821)	(245,397)	(187,392)
Other, net	(360)	(360)	(360)	(360)	(360)	(360)	(360)
Total Capitol Bancorp Limited stockholders' equity	47,372	83,102	153,574	189,304	29,506	66,122	190,188
Noncontrolling interests in consolidated subsidiaries	30,312	30,312	30,312	30,312	48,178	30,312	48,178
Total equity	77,684	113,414	183,886	219,616	77,684	96,434	238,366
TOTAL LIABILITIES AND EQUITY	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,237,588	$ 4,256,338	$ 4,256,338
Number of common shares outstanding	21,623,056	51,503,806	119,873,056	149,753,806	31,117,456	96,623,056	234,248,206

(1) Assumes issuance of Capitol's common stock upon completion of the proposed trust-preferred securities exchange of Capitol Trust I and Capitol Trust XII securities at an assumed exchange ratio of 10 shares of Capitol's common stock for each $10.00 liquidation amount of trust-preferred securities tendered, assuming 75% of the outstanding liquidation amount of these trust-preferred securities are tendered and assuming an estimated fair value of $0.48 per common share (actual value per share will be different).

(2) Assumes issuance of Capitol's common stock upon completion of the proposed trust-preferred securities exchange of Capitol Trust II, Capitol Trust III, Capitol Trust IV, Capitol Trust VI, Capitol Trust VII, Capitol Trust VIII, Capitol Trust IX, Capitol Trust X and Capitol Trust XI at an assumed exchange ratio of 1,000 shares of Capitol's common stock for each $1,000 liquidation amount of trust-preferred securities tendered, assuming 75% of the combined outstanding liquidation amount of these trust-preferred securities are tendered and assuming an estimated fair value of $0.48 per common share (actual value per share will be different).

(3) Assumes issuance of Capitol's common stock upon completion of the proposed exchange of outstanding shares of Capitol Development Bancorp Limited ("CDBL") IV, CDBL V, CDBL VI, CDBL VII and CDBL VIII (collectively, the CDBLs Exchange Offer) at an assumed exchange ratio of 200 shares of Capitol's common stock for each CDBL share tendered, assuming 75% of the outstanding shares of each of the CDBLs are tendered and assuming an estimated fair value of $0.48 per common share (actual value per share will be different).

(4) Assumes issuance of Capitol's common stock upon completion of the proposed rights offering of up to $25 million at an assumed amount of $0.25 per common share (actual value per share will be different) and assuming 75% participation of the outstanding common shares of Capitol at September 30, 2010.

ANNEX II

FORM OF AMENDMENT TO ARTICLES OF INCORPORATION

BCS/CD-515 (REV. 04/09

MICHIGAN DEPARTMENT OF ENERGY, LABOR & ECONOMIC GROWTH BUREAU OF COMMERCIAL SERVICES		
(Date Received)		(For Bureau Use Only)
Cristin K. Reid, Corporate President 200 N. Washington Square Lansing, MI 48933		EFFECTIVE DATE:

↑ Document will be returned to the name and address you enter above. ↑

CERTIFICATE OF AMENDMENT TO THE ARTICLES OF INCORPORATION

For Use by Domestic Profit and Nonprofit Corporations

Pursuant to the provisions of Act 284, Public Acts of 1972 (profit corporations), or Act 162, Public Acts of 1982 (nonprofit corporations), the undersigned corporation executes the following certificate:

1. The present name of the corporation is: Capitol Bancorp Ltd.

2. The identification number assigned by the Bureau is: 246-688

3. Article ___III__ of the Articles of Incorporation is hereby amended to read in its entirety as follows:

A. Upon the filing and effectiveness (the ***"Effective Time"***) pursuant to the MBCA of this Certificate of Amendment to the Articles of Incorporation of the Corporation, each [five][ten][twenty-five][fifty][seventy-five] (1) shares of the Corporation's common stock, no par value per share, issued and outstanding immediately prior to the Effective Time shall be combined into one (1) validly issued, fully paid and non-assessable share of common stock, no par value per share, without any further action by the Corporation or the holder thereof, subject to the treatment of fractional share interests as described below (the ***"Reverse Stock Split"***). No certificates representing fractional shares of common stock shall be issued in connection with the Reverse Stock Split. Shareholders who otherwise would be entitled to receive fractional shares of common stock shall be entitled to receive cash (without interest or deduction) from the Corporation's transfer agent in lieu of such fractional share interests upon the submission of a transmittal letter by a shareholder holding the shares in book-entry form and, where shares are held in certificated form, upon the surrender of the shareholder's Old Certificates (as defined below), in an amount equal to the proceeds attributable to the sale of such fractional shares following the aggregation and sale by the Corporation's transfer agent of all fractional shares otherwise issuable. Each certificate that immediately prior to the Effective Time represented shares of common stock (***"Old Certificates"***), shall thereafter represent that number of shares of common stock into which the shares of common stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.

At the Effective Time of the Reverse Stock Split, the authorized shares of Common Stock of the Corporation is reduced to [ ] [(2)] shares.

(1) As determined by the Board of Directors.
(2) The total number of shares of Common Stock authorized will be reduced by the reverse stock split ratio determined by the Board of Directors.
(3) The total number of shares of all class of stock authorized will be the sum of the number of shares of Common Stock authorized and the number of shares of Preferred Stock authorized.

COMPLETE ONLY ONE OF THE FOLLOWING:

4. (Profit or Nonprofit Corporation: For amendments adopted by unanimous consent of incorporators before the first meeting of the board of directors or trustees.)

The foregoing amendment to the Articles of Incorporation was duly adopted on the _____ day of _________________, ________, in accordance with the provisions of the Act by the unanimous consent of incorporator(s) before the first meeting of the Board of Directors or Trustees.

Signed this ______ day of _________________ ,________.

By ____
Name:
Its:

5. Profit Corporation Only: Shareholder or Board Approval

The foregoing amendment to the Articles of Incorporation proposed by the board was duly adopted on the _____ day of ___________, 20_____ by the: (Check one of the following)

X shareholders at a meeting in accordance with Section 611(3) of the Act.

☐ written consent of the shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1). Written notice to shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐ by written consent of all the shareholders entitled to vote in accordance with Section 407(2) of the Act.

☐ board of a profit corporation pursuant to section 611(2) of the Act.

Signed this _____ day of __________, 20_____.

By ____
Name:
Its:

6. Nonprofit Corporation only: Member, shareholder or board approval

The foregoing amendment to the Articles of Incorporation was duly adopted on the _____ day of ____________, _____ by the

Member or shareholder approval for nonprofit corporations organized on a membership or share basis

☐ members or shareholders at a meeting in accordance with Section 611(2) of the Act.

☐ written consent of the members or shareholders having not less than the minimum number of votes required by statute in accordance with Section 407(1) and (2) of the Act. Written notice to members or shareholders who have not consented in writing has been given. (Note: Written consent by less than all of the members or shareholders is permitted only if such provision appears in the Articles of Incorporation.)

☐ written consent of all the members or shareholders entitled to vote in accordance with Section 407(3) of the Act.

Directors (only if the Articles state that the corporation is organized on a directorship basis)

☐ directors at a meeting in accordance with Section 611(2) of the Act.

☐ written consent of all directors pursuant to Section 525 of the Act.

Signed this _______ day of _______________________,______.

By ____
Name:
Its:

CAPITOL BANCORP LIMITED

200 N. WASHINGTON SQUARE
LANSING, MI 48933

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL OR FAX
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Capitol Bancorp Limited, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

If you are concerned that your proxy will not reach New York in time, you may fax your vote to: (517) 374-2576.

If you have not voted via the Internet or Telephone, fold along the perforation, detach and return the bottom portion in the enclosed envelope.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M28852-S74621 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

CAPITOL BANCORP LIMITED

Vote on Proposals

The Board of Directors recommends you vote FOR the following proposals:

	Proposal	For	Against	Abstain
1.	To approve an amendment to Capitol Bancorp Limited's Articles of Incorporation to increase the number of authorized shares of capital stock from 70,000,000 to 1,520,000,000 (1,500,000,000 of which are shares of common stock).	☐	☐	☐
2.	To approve the issuance of shares of Capitol Bancorp Limited's common stock in exchange for the outstanding trust-preferred securities of each of Capitol Trust I, Capitol Trust II, Capitol Trust III, Capitol Trust IV, Capitol Trust VI, Capitol Trust VII, Capitol Trust VIII, Capitol Trust IX, Capitol Trust X, Capitol Trust XI and Capitol Trust XII in accordance with NYSE Rule 312.03.	☐	☐	☐
3.	To approve the issuance of shares of Capitol Bancorp Limited's common stock in exchange for the outstanding shares of each of Capitol Development Bancorp Limited IV, Capitol Development Bancorp Limited V, Capitol Development Bancorp Limited VI, Capitol Development Bancorp Limited VII and Capitol Development Bancorp Limited VIII in accordance with NYSE Rule 312.03.	☐	☐	☐
4.	To approve an amendment to Capitol Bancorp Limited's Articles of Incorporation to permit Capitol's Board of Directors to effect a reverse stock split and reduce the number of authorized shares of common stock by the reverse stock split ratio.	☐	☐	☐
5.	To approve a proposal to grant Capitol Bancorp Limited's Board of Directors authority to adjourn, postpone or continue the special meeting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting.	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

M28853-S74621

PROXY FOR COMMON SHARES SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE SPECIAL MEETING OF SHAREHOLDERS OF CAPITOL BANCORP LIMITED TO BE HELD ON JANUARY 31, 2011

The undersigned hereby appoints Joseph D. Reid and David O'Leary, or each of them acting in the absence of the other, the undersigned's attorneys and proxies, with full power of substitution, to vote all shares of common stock of Capitol Bancorp Limited, which the undersigned is entitled to vote, as fully as the undersigned could do if personally present, at the Special Meeting of Shareholders to be held at the main office of Capitol Bancorp Limited, on the second floor of the Capitol Bancorp Center, 200 Washington Square North, Lansing, Michigan on the 31st day of January 2011, at 2:00 p.m., local time, and at any and all adjournments or postponements of the meeting. Unless a contrary instruction is provided, this proxy when properly executed will be voted FOR each of the proposals set forth.

Continued and to be signed on reverse side